SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No.  12   (File No. 33-47302)                 [X]
                                  ----

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  14  (File No. 811-3217)                                 [X]
                   ----

    IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ

--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

70100 AXP Financial Center, Minneapolis, MN                               55474
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                (612) 671-3678
--------------------------------------------------------------------------------

      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [X] on May 1, 2002, pursuant to paragraph (b) of Rule 485
   [ ] 60 days after  filing  pursuant  to  paragraph  (a)(1) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

IDS LIFE

GROUP VARIABLE
ANNUITY CONTRACT

ISSUED BY:
IDS LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 2002

GROUP, UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

ISSUED BY: IDS LIFE INSURANCE COMPANY (IDS LIFE)
           70100 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 862-7919

This prospectus contains information that you should know before investing. A prospectus is also available for the American Express(R) Variable Portfolio Funds. Please read the prospectuses carefully and keep them for future reference. IDS Life Accounts PZ, QZ, RZ, SZ and TZ are not available for investment under this contract. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the
Code).

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS

KEY TERMS                                                3
THE CONTRACT IN BRIEF                                    4
EXPENSE SUMMARY                                          5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)              7
FINANCIAL STATEMENTS                                     9
PERFORMANCE INFORMATION                                  9
THE VARIABLE ACCOUNTS AND THE FUNDS                     10
THE FIXED ACCOUNT                                       11
BUYING THE CONTRACT                                     12
CHARGES                                                 12
VALUING THE INVESTMENT                                  14
WITHDRAWALS, LOANS AND CONVERSIONS                      15
CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT
 AND CONTRACT TERMINATION                               16
CHANGING OWNERSHIP                                      19
THE ANNUITY PAYOUT PERIOD                               20
TAXES                                                   21
VOTING RIGHTS                                           22
OTHER CONTRACTUAL PROVISIONS                            22
RECORDKEEPING SERVICES                                  22
ABOUT THE SERVICE PROVIDERS                             22
ADDITIONAL INFORMATION ABOUT IDS LIFE                   24
ADDITIONAL INFORMATION                                  27
EXPERTS                                                 27
IDS LIFE INSURANCE COMPANY FINANCIAL INFORMATION        28
TABLE OF CONTENTS OF THE
 STATEMENT OF ADDITIONAL INFORMATION                    43

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each variable account before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.

CLOSE OF BUSINESS: When the New York Stock Exchange (NYSE) closes, normally 4:00 p.m. Eastern time.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into variable accounts investing in shares of any or all of these funds.

OWNER (YOU, YOUR): The plan sponsor or trustee of the Plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the Plan.

PLAN: The retirement Plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax-deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

VALUATION DATE: Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each variable account at the close of business on each valuation date.

VARIABLE ACCOUNTS: Separate accounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each variable account changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).

The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. You should consult your tax advisor for an explanation of the tax implications to you.

ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:

- the variable accounts, each of which invests in a fund with a particular investment objective. The value of each variable account varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the variable accounts. (p. 10)
- the fixed account, which earns interest at a rate that we adjust periodically. (p. 11)

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (p. 12)

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (p. 15)

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (p. 15)

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (p. 15)

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts without charge at any time while the contract is in force. (p. 16)

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (p. 16)

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (p. 17)

Under certain circumstances, we may terminate the contract. (p. 19)

PROHIBITED INVESTMENTS: You can not offer under the plan any of the following funding vehicles to which future contributions may be made:

-  guaranteed investment contracts;
-  bank investment contracts;
-  annuity contracts with fixed and/or variable accounts; or
-  funding vehicles providing a guarantee of principal. (p. 19)

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (p. 19)

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (p. 20)

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (p. 21)

CHARGES: We assess certain charges in connection with your contract:
-  $125 quarterly ($500 annual) contract administrative charge;
- 1.00% mortality and expense risk fee (if you make allocations to one or more variable accounts);
-  withdrawal charge; and
-  the operating expenses of the funds in which the variable accounts invest.

RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (p. 22)

EXPENSE SUMMARY
The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You paid no sales charge when you purchased your contract. We show all costs that we deduct directly from your contract or indirectly from the variable accounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectus for more information on the operating expenses for each fund.

CONTRACT OWNER EXPENSES
WITHDRAWAL CHARGE (contingent deferred sales charge as a percentage of amount withdrawn):

                                                      WITHDRAWAL CHARGE
                   CONTRACT YEAR                         PERCENTAGE
                           1                                  6%
                           2                                  6
                           3                                  5
                           4                                  4
                           5                                  3
                           6                                  2
                           7                                  1
                 8 and later                                  0

In no event will the withdrawal charges exceed 8.5% of aggregate purchase payments.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE:      $500 ($125 per quarter)

ANNUAL VARIABLE ACCOUNT EXPENSES
(as a percentage of average variable account value)

MORTALITY AND EXPENSE RISK FEE:             1%

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                    MANAGEMENT       12b-1         OTHER
                                                       FEES          FEES         EXPENSES      TOTAL(1)
AXP(R) Variable Portfolio -
      Bond Fund                                        .60%          .13%           .07%          .80%
      Capital Resource Fund                            .61           .13            .04           .78
      Cash Management Fund                             .51           .13            .04           .68
      Extra Income Fund                                .62           .13            .07           .82
      Global Bond Fund                                 .84           .13            .10          1.07
      International Fund                               .83           .13            .08          1.04
      Managed Fund                                     .59           .13            .04           .76
      NEW DIMENSIONS FUND(R)                           .60           .13            .06           .79
      Strategy Aggressive Fund                         .60           .13            .05           .78


(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2001.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and...*


                                                                                                NO WITHDRAWAL OR SELECTION
                                                     TOTAL WITHDRAWAL AT THE                 OF AN ANNUITY PAYOUT PLAN AT THE
                                                     END OF EACH TIME PERIOD                      END OF EACH TIME PERIOD
                                               1 YEAR  3 YEARS   5 YEARS  10 YEARS          1 YEAR  3 YEARS   5 YEARS  10 YEARS
AXP(R) Variable Portfolio -
            Bond Fund                          $79.84  $111.35   $135.39  $227.65           $19.84   $61.35   $105.39  $227.65
            Capital Resource Fund               79.64   110.72    134.34   225.51            19.64    60.72    104.34   225.51
            Cash Management Fund                78.61   107.61    129.10   214.76            18.61    57.61     99.10   214.76
            Extra Income Fund                   80.05   111.97    136.43   229.79            20.05    61.97    106.43   229.79
            Global Bond Fund                    82.61   119.71    149.42   256.12            22.61    69.71    119.42   256.12
            International Fund                  82.30   118.78    147.87   252.99            22.30    68.78    117.87   252.99
            Managed Fund                        79.43   110.10    133.29   223.37            19.43    60.10    103.29   223.37
            NEW DIMENSIONS Fund(R)              79.74   111.03    134.86   226.58            19.74    61.03    104.86   226.58
            Strategy Aggressive Fund            79.64   110.72    134.34   225.51            19.64    60.72    104.34   225.51


* In this example, the $500 contract administrative charge is approximated as a 0.136% charge based on our average contract size. Premium taxes imposed by some state and local governments are not reflected in this table.


YOU SHOULD NOT CONSIDER THIS EXAMPLE AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each variable account.


YEAR ENDED DEC. 31,                                     2001       2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------------------
ACCOUNT G (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period          $5.54      $5.31      $5.27      $5.25      $4.86      $4.59
Accumulation unit value at end of period                $5.91      $5.54      $5.31      $5.27      $5.25      $4.86
Number of accumulation units outstanding
at end of period (000 omitted)                        182,068    186,284    238,818    287,881    316,789    362,167
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%

ACCOUNT F (INVESTING IN SHARES OF  AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period         $10.10     $12.36     $10.09      $8.21      $6.67      $6.25
Accumulation unit value at end of period                $8.19     $10.10     $12.36     $10.09      $8.21      $6.67
Number of accumulation units outstanding
at end of period (000 omitted)                        335,310    391,805    449,948    507,310    556,866    628,555
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%

ACCOUNT H (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period          $2.79      $2.66      $2.56      $2.46      $2.36      $2.27
Accumulation unit value at end of period                $2.86      $2.79      $2.66      $2.56      $2.46      $2.36
Number of accumulation units outstanding
at end of period (000 omitted)                         94,451     78,439    129,561     98,897     87,255     89,644
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%
Simple yield(1)                                         0.59%      4.93%      5.02%      3.72%      4.16%      3.85%
Compound yield(1)                                       0.59%      5.05%      5.14%      3.79%      4.24%      3.93%

ACCOUNT LZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period          $1.05      $1.17      $1.12      $1.18      $1.05      $1.00
Accumulation unit value at end of period                $1.10      $1.05      $1.17      $1.12      $1.18      $1.05
Number of accumulation units outstanding
at end of period (000 omitted)                        165,801    181,306    218,583    228,165    175,024     59,939
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%

ACCOUNT KZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period          $1.14      $1.12      $1.18      $1.10      $1.07      $1.00
Accumulation unit value at end of period                $1.14      $1.14      $1.12      $1.18      $1.10      $1.07
Number of accumulation units outstanding
at end of period (000 omitted)                         51,831     56,694     70,499     78,150     65,609     24,878
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%

ACCOUNT IZ(3) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period          $1.87      $2.51      $1.74      $1.52      $1.49      $1.38
Accumulation unit value at end of period                $1.32      $1.87      $2.51      $1.74      $1.52      $1.49
Number of accumulation units outstanding
at end of period (000 omitted)                        667,381    812,275    898,715  1,042,405  1,168,353  1,220,486
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%

ACCOUNT N (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period          $4.43      $4.58      $4.03      $3.51      $2.97      $2.56
Accumulation unit value at end of period                $3.92      $4.43      $4.58      $4.03      $3.51      $2.97
Number of accumulation units outstanding
at end of period (000 omitted)                        733,747    844,645    986,013  1,100,357  1,178,735  1,197,162
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%


YEAR ENDED DEC. 31,                                                                          1995      1994      1993     1992
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT G (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period                                               $3.80     $3.99     $3.48    $3.21
Accumulation unit value at end of period                                                     $4.59     $3.80     $3.99    $3.48
Number of accumulation units outstanding
at end of period (000 omitted)                                                             393,697   361,640   405,429  330,000
Ratio of operating expense to average net assets                                             1.00%     1.00%     1.00%    1.00%

ACCOUNT F (INVESTING IN SHARES OF  AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                               $4.94     $4.93     $4.82    $4.67
Accumulation unit value at end of period                                                     $6.25     $4.94     $4.93    $4.82
Number of accumulation units outstanding
at end of period (000 omitted)                                                             641,903   576,724   488,632  402,977
Ratio of operating expense to average net assets                                             1.00%     1.00%     1.00%    1.00%

ACCOUNT H (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                               $2.18     $2.12     $2.09    $2.04
Accumulation unit value at end of period                                                     $2.27     $2.18     $2.12    $2.09
Number of accumulation units outstanding
at end of period (000 omitted)                                                             102,568    84,475    74,935  102,277
Ratio of operating expense to average net assets                                             1.00%     1.00%     1.00%    1.00%
Simple yield(1)                                                                              4.11%     4.41%     1.91%    1.79%
Compound yield(1)                                                                            4.20%     4.51%     1.93%    1.80%

ACCOUNT LZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period                                                  --        --        --       --
Accumulation unit value at end of period                                                        --        --        --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                                  --        --        --       --
Ratio of operating expense to average net assets                                                --        --        --       --

ACCOUNT KZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period                                                  --        --        --       --
Accumulation unit value at end of period                                                        --        --        --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                                                  --        --        --       --
Ratio of operating expense to average net assets                                                --        --        --       --

ACCOUNT IZ(3) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                                               $1.25     $1.29     $0.98    $1.00
Accumulation unit value at end of period                                                     $1.38     $1.25     $1.29    $0.98
Number of accumulation units outstanding
at end of period (000 omitted)                                                           1,088,874   913,364   405,536   69,874
Ratio of operating expense to average net assets                                             1.00%     1.00%     1.00%    1.00%

ACCOUNT N (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                               $2.09     $2.21     $1.98    $1.86
Accumulation unit value at end of period                                                     $2.56     $2.09     $2.21    $1.98
Number of accumulation units outstanding
at end of period (000 omitted)                                                           1,212,021 1,127,834   910,254  650,797
Ratio of operating expense to average net assets                                             1.00%     1.00%     1.00%    1.00%

YEAR ENDED DEC. 31,                                     2001       2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------------------
ACCOUNT MZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period          $2.05      $2.27      $1.74      $1.37      $1.11      $1.00
Accumulation unit value at end of period                $1.69      $2.05      $2.27      $1.74      $1.37      $1.11
Number of accumulation units outstanding
at end of period (000 omitted)                      1,142,222  1,226,806  1,188,480  1,001,826    831,259    350,598
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%

ACCOUNT JZ(3) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period          $2.59      $3.24      $1.91      $1.88      $1.68      $1.46
Accumulation unit value at end of period                $1.72      $2.59      $3.24      $1.91      $1.88      $1.68
Number of accumulation units outstanding
at end of period (000 omitted)                        752,799    868,637    927,190  1,087,314  1,168,829  1,172,793
Ratio of operating expense to average net assets        1.00%      1.00%      1.00%      1.00%      1.00%      1.00%


YEAR ENDED DEC. 31,                                                1995      1994      1993     1992
-------------------------------------------------------------------------------------------------------
ACCOUNT MZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                        --        --        --       --
Accumulation unit value at end of period                              --        --        --       --
Number of accumulation units outstanding
at end of period (000 omitted)                                        --        --        --       --
Ratio of operating expense to average net assets                      --        --        --       --

ACCOUNT JZ(3) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period                     $1.12     $1.21     $1.08    $1.00
Accumulation unit value at end of period                           $1.46     $1.12     $1.21    $1.08
Number of accumulation units outstanding
at end of period (000 omitted)                                 1,007,976   780,423   347,336  115,574
Ratio of operating expense to average net assets                   1.00%     1.00%     1.00%    1.00%


(1) Net of annual contract administrative charge and mortality and expense risk fee.
(2) Operations commenced on May 1, 1996.
(3) Operations commenced on Jan. 13, 1992.

FINANCIAL STATEMENTS
You can find the audited financial statements of the variable accounts in the SAI. You can find our audited financial statements later in this prospectus.

PERFORMANCE INFORMATION
Performance information for the variable accounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular variable account during a specified time period. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.

Total return figures reflect deduction of all applicable charges, including:
-  contract administrative charge,
-  mortality and expense risk fee, and
- withdrawal charge (assuming a withdrawal at the end of the illustrated period).

We also show optional total return quotations that do not reflect a withdrawal charge deduction (assuming no withdrawal). We may show total return quotations by means of schedules, charts or graphs.

AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the variable account if it is less than ten years old).

CUMULATIVE TOTAL RETURN is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return will generally be higher than average annual total return.

ANNUALIZED SIMPLE YIELD (FOR VARIABLE ACCOUNTS INVESTING IN MONEY MARKET FUNDS) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

ANNUALIZED COMPOUND YIELD (FOR VARIABLE ACCOUNTS INVESTING IN MONEY MARKET FUNDS) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than the simple yield because of the compounding effect of the assumed reinvestment.

ANNUALIZED YIELD (FOR VARIABLE ACCOUNTS INVESTING IN INCOME FUNDS) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the variable account invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare variable account performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

THE VARIABLE ACCOUNTS AND THE FUNDS

You may allocate payments and transfers to any or all of the variable accounts that invest in shares of the following funds:


IDS LIFE ACCOUNT    ESTABLISHED       INVESTING IN           INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
G                   05/13/81          AXP(R) Variable        Objective: high level of              IDS Life, investment manager;
                                      Portfolio -            current income while                  American Express Financial
                                      Bond Fund              conserving the value of the           Corporation (AEFC), investment
                                                             investment and continuing a           adviser.
                                                             high level of income for
                                                             the longest time period.
                                                             Invests primarily in bonds
                                                             and other debt obligations.

F                   05/13/81          AXP(R) Variable        Objective: capital                    IDS Life, investment manager;
                                      Portfolio - Capital    appreciation. Invests                 AEFC, investment adviser.
                                      Resource Fund          primarily in U.S. common
                                                             stocks and other securities
                                                             convertible into common
                                                             stocks.

H                   05/13/81          AXP(R) Variable        Objective: maximum current            IDS Life, investment manager;
                                      Portfolio - Cash       income consistent with                AEFC, investment adviser.
                                      Management Fund        liquidity and stability of
                                                             principal. Invests
                                                             primarily in money market
                                                             securities.

LZ                  04/02/96          AXP(R) Variable        Objective: high current               IDS Life, investment manager;
                                      Portfolio - Extra      income, with capital growth           AEFC, investment adviser.
                                      Income Fund            as a secondary objective.
                                                             Invests primarily in
                                                             high-yielding, high-risk
                                                             corporate bonds (junk
                                                             bonds) issued by U.S. and
                                                             foreign companies and
                                                             governments.

KZ                  04/02/96          AXP(R) Variable        Objective: high total                 IDS Life, investment manager;
                                      Portfolio - Global     return through income and             AEFC, investment adviser.
                                      Bond Fund              growth of capital.
                                                             Non-diversified fund that
                                                             invests primarily in debt
                                                             obligations of U.S. and
                                                             foreign issuers.

IZ                  09/20/91          AXP(R) Variable        Objective: capital                    IDS Life, investment manager;
                                      Portfolio -            appreciation. Invests                 AEFC, investment adviser;
                                      International Fund     primarily in common stocks            American Express Asset Management
                                                             or convertible securities             International, Inc., a
                                                             of foreign issuers that               wholly-owned subsidiary of AEFC,
                                                             offer strong growth                   is the sub-adviser.
                                                             potential.

N                   04/17/85          AXP(R) Variable        Objective: maximum total              IDS Life, investment manager;
                                      Portfolio -            investment return through a           AEFC, investment adviser.
                                      Managed Fund           combination of capital
                                                             growth and current income.
                                                             Invests primarily in a
                                                             combination of common and
                                                             preferred stocks,
                                                             convertible securities,
                                                             bonds and other debt
                                                             securities.

MZ                  04/02/96          AXP(R) Variable        Objective: long-term growth           IDS Life, investment manager;
                                      Portfolio -            of capital. Invests                   AEFC, investment adviser.
                                      NEW DIMENSIONS         primarily in common stocks
                                      FUND(R)                showing potential for
                                                             significant growth.

JZ                  09/20/91          AXP(R) Variable        Objective: capital                    IDS Life, investment manager;
                                      Portfolio -            appreciation. Invests                 AEFC, investment adviser.
                                      Strategy               primarily in equity
                                      Aggressive Fund        securities of growth
                                                             companies.

A fund underlying your contract in which a variable account invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The funds' prospectus is also available by contacting us at the address or telephone number on the first page of this prospectus.

The Internal Revenue Service (IRS) issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

All variable accounts were established under Minnesota law and are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

Each variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each variable account only to that variable account. State insurance law prohibits us from charging a variable account with liabilities of any other variable account or of our general business. Each variable account's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

The U.S. Treasury and the IRS indicated that they may provide additional guidance on investment control. This concerns how many variable accounts an insurance company may offer and how many exchanges among variable accounts it may allow before the contract owner would be currently taxed on income earned within variable account assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the variable account assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FIXED ACCOUNT
You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by IDS Life of assets purchased with purchase payments. (See "Market Value Adjustment.")

BUYING THE CONTRACT
New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. We will value additional payments at the next accumulation unit value calculated after we receive your payments at our office.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER:

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN:

A sales representative can help set up:
-  participant salary reduction

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the variable accounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to your variable accounts. The unit values of your variable accounts reflect this fee and it totals 1% of the variable accounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The variable accounts pay us the mortality and expense risk fee they accrued as follows:
- first, to the extent possible, the variable accounts pay this fee from any dividends distributed from the funds in which they invest;
- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the variable accounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                                             WITHDRAWAL CHARGE AS A
                                                                                  PERCENTAGE OF
                                 CONTRACT YEAR                                  AMOUNT WITHDRAWN
                                       1                                                 6%
                                       2                                                 6
                                       3                                                 5
                                       4                                                 4
                                       5                                                 3
                                       6                                                 2
                                       7                                                 1
                              Thereafter                                                 0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

            AMOUNT REQUESTED            $1,000 = $1,063.83
      ------------------------    OR    ------
      1.00 - WITHDRAWAL CHARGE           .94

By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

WAIVER OF WITHDRAWAL CHARGE
We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

-  attains age 59 1/2;
- purchases an immediate annuity under the annuity payout plans of this contract after separation from service;
-  retires under the plan after age 55;
-  becomes disabled (as defined by the Code);
-  dies;
-  encounters financial hardship as permitted under the plan and the Code;
-  receives a loan as requested by the owner; or
- converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

PREMIUM TAXES
Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.

VALUING THE INVESTMENT
We value your accounts as follows:

FIXED ACCOUNT
We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:
- the sum of your purchase payments and transfer amounts allocated to the fixed account;
-  plus interest credited;
- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and
-  minus any prorated portion of the contract administrative charge.

VARIABLE ACCOUNTS
We convert amounts you allocated to the variable accounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable accounts, we credit a certain number of accumulation units to the contract for that account. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a variable account or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the account invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular account we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each variable account equals the last value times the account's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:
- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
-  dividing that sum by the previous adjusted net asset value per share; and
- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a variable account.

FACTORS THAT AFFECT VARIABLE ACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:
-  additional purchase payments you allocate to the variable accounts;
-  transfers into or out of the variable accounts;
-  partial withdrawals; o withdrawal charges; and/or
-  a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:
-  changes in funds' net asset value;
-  dividends distributed to the variable accounts;
-  capital gains or losses of funds;
-  fund operating expenses; and/or
-  mortality and expense risk fees.

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES
- If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.

-  You or the recordkeeper must state the reason for a partial withdrawal.

- If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

- A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS
- The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

- We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

- Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

- You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS
By regular or express mail:
-  payable to you.
-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:
- the withdrawal amount includes a purchase payment check that has not cleared;
-  the NYSE is closed, except for normal holiday and weekend closings;
-  trading on the NYSE is restricted, according to SEC rules;
- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
-  the SEC permits us to delay payment for the protection of security holders.

LOANS
You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges -- Withdrawal Charge").

CONVERSION
You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:
-  the termination of participant's employment, or
- other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING BETWEEN ACCOUNTS
You may transfer contract value from any one account to another account before annuity payouts begin. We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

The contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers or excessive trading, or transfers that are large in relation to the total assets of any fund underlying the contract. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other contract owners who allocated purchase payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this contract.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other contract owners, we may apply modifications or restrictions in any reasonable manner to prevent a transfer. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. Any restrictions imposed by the plan will apply.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract owners.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or withdrawal to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of the contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS
You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.")

You must provide us with a written request to make such a withdrawal. This written request must be sent to our office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                                                          PERCENTAGE OF THEN REMAINING
                              INSTALLMENT PAYMENT                            CONTRACT VALUE BALANCE
                                       1                                                20%
                                       2                                                25
                                       3                                                33
                                       4                                                50
                                       5                                               100

We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment." We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions -- Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT
A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:
- you withdraw the total contract value to transfer that value to another funding vehicle;
-  you make a total withdrawal of the fixed account contract value; or
-  we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

   MVA = FIXED ACCOUNT VALUE X (A - B) X C

Where:
  A = the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

  B = the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

  C = the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:

                                 CONTRACT YEAR                         ANNUITY FACTOR
                                     1-3                                     6.0
                                     4-6                                     5.0
                                      7+                                     4.0

The following examples show a downward and upward MVA.

1. Assume: contract effective date of October 1, 1993
   contract termination date of July 1, 1998 contract year at termination is five

                                                                         PURCHASE                                     ACCUMULATION
YEAR                                                                     PAYMENTS       INITIAL RATE   CURRENT RATE  ACCOUNT VALUE
  1                                                                      $10,000            6.50%          6.25%         $12,560
  2                                                                        8,000            6.00           6.25            9,870
  3                                                                       12,000            6.25           6.25           13,960
  4                                                                       15,000            7.50           6.75           16,660
  5                                                                       20,000            6.50           6.50           20,640

   Total accumulation account value               =   $   73,690
   Withdrawal charge = .03 x 73,690               =        2,211
   Fixed account value = 73,690 - 2,211           =       71,479
   Weighted average interest rate                 =        6.433%
   Interest rate on new purchase payments         =        6.750
   MVA = $71,479 x (.06433 - .06750) x 5.0        =   $(1,132.94)
   Market value = 71,479 - 1,132.94               =    70,346.06

   2. Assume: contract effective date of January 15, 1994
      contract termination date of September 20, 1996 contract year at termination is three

                                                                         PURCHASE                                     ACCUMULATION
YEAR                                                                     PAYMENTS       INITIAL RATE   CURRENT RATE  ACCOUNT VALUE
  1                                                                      $15,000            7.00%         6.25%          $17,710
  2                                                                       20,000            6.50          6.00            22,140
  3                                                                       25,000            5.50          5.50            25,910

   Total accumulation account value               =   $     65,760
   Withdrawal charge = .05 x 65,760               =          3,288
   Fixed account value = 65,760 - 3,288           =         62,472
   Weighted average interest rate                 =         5.870%
   Interest rate on new purchase payments         =          5.250
   MVA = $62,472 x (.05870 - .05250) x 6          =   $   2,323.96
   Market value = 62,472 + 2,323.96               =      64,795.96

No MVA applies if:

-  you make a partial withdrawal of the fixed account contract value;
- we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or
- you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

- you adopt an amendment to the plan that causes the plan to be materially different from the original plan. (To be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);
- the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;
- while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or
-  you change to a record-keeper not approved by us.

If we waive our rights to terminate the contract under any provision of this section at any time, such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract, for the reasons noted above, at any future time.

PROCEDURES AT CONTRACT TERMINATION
On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charges, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")

At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP
You may not transfer ownership of the contract except to:
- a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or
- as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD
When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:
- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B: LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

RESTRICTIONS ON PAYOUT OPTIONS: Since the contract is issued in connection with plans that meet the requirements of code Section 401 (including 401(k)) and 457, the payout schedule must meet the applicable requirements of the particular plan and of the Code. The annuity payout plan will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
- in equal or substantially equal payments over a period not longer than the life of the participant or over the life of the participant and designated beneficiary; or
- in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expenctancy of the participant and designated beneficiary; or
- over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

TAXES

TAX TREATMENT OF IDS LIFE AND THE VARIABLE ACCOUNTS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the variable accounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the variable accounts is reinvested and becomes part of the variable accounts' value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the variable accounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when distribution to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).

TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty will not apply to any amount received by the participant or designated beneficiary:
-  because of the participant's death;
-  because the participant becomes disabled (as defined in the Code);
- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);
- if the participant retires after he or she attains age 55; or o if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.

MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding that is done represents a prepayment of the participant's tax due for the year and the participant will take credit for such amounts when filing an annual tax return. This mandatory withholding will not be imposed if:
- instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan;
- the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;
-  the payout is a minimum distribution required under the Code;
- the payout is a 457 plan distribution; or o the payout is made on account of an eligible hardship.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA may also be subject to 20% income tax withholding.

If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment.

State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from any payment from which federal withholding is deducted. The withholding requirements may differ when making payment to a non-U.S. citizen or if the payment is delivered outside the United States.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for Federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

VOTING RIGHTS

You or another authorized party with investments in the variable accounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each variable account to the total number of votes allowed to the account.

We calculate votes separately for each account. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION
We may modify the contract upon notice to you, if such modification:
- is necessary to make the contract or the variable accounts comply with any law or regulation issued by a governmental agency to which we or the variable accounts are subject;
- is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;
-  is necessary to reflect a change in the variable accounts; or
-  provides additional accumulation options for the variable accounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT
Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.

RECORDKEEPING SERVICES
We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the Plan. We will rely on information and/or instructions provided by the Plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the Plan and participants.

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER
IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota. Its headquarters is 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company (American Express), a financial services company headquartered in New York.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states and the District of Columbia. IDS Life has four wholly owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks and directly to American Express Cardmembers.

IDS Life's primary products include fixed and variable universal life insurance and fixed and variable single premium and flexible premium deferred annuities. IDS Life also offers single premium life insurance, whole life insurance, term insurance, disability income insurance and long-term care insurance as well as immediate annuities.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. American Express Financial Advisors Inc. (AEFA) serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,200 sales representatives.

IDS Life pays commissions for sales of the contracts of up to 7% of the total purchase payments it receives. This revenue is used to cover distribution costs that include compensation to advisors and field leadership for the selling advisors. These commissions consist of a combination of time of sale and on-going service/trail commissions (which, when totaled, could exceed 7% of purchase payments). From time to time, IDS Life will pay or permit other promotional incentives, in cash or credit or other compensation.

STATE REGULATION
IDS Life is subject to the laws of the State of Minnesota governing insurance companies and to the regulations of the Minnesota Department of Commerce. An annual statement in the prescribed form is filed with the Minnesota Department of Commerce each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Minnesota Department of Commerce includes periodic examination to determine IDS Life's contract liabilities and reserves so that the Minnesota Department of Commerce may certify that these items are correct. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS
A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life and its affiliates do business. IDS Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. On December 13, 1996, an action entitled LESA BENACQUISTO AND DANIEL BENACQUISTO V. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in Minnesota state court. A second action, entitled ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT
V. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in the same court on March 21, 1997. On October 13, 1998, an action entitled RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was also commenced in Minnesota state court. These three class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life does not consider any lawsuits in which it is named as a defendant to be material.

ADDITIONAL INFORMATION ABOUT IDS LIFE

SELECTED FINANCIAL DATA
The following selected financial data for IDS Life and its subsidiaries should be read in conjunction with the consolidated financial statements and notes.

YEARS ENDED DEC. 31, (THOUSANDS)                    2001           2000           1999            1998              1997
--------------------------------------------------------------------------------------------------------------------------------
Premiums                                        $   314,843    $   287,498    $   255,427     $   229,430       $   206,494
Net investment income                             1,485,688      1,730,605      1,919,573       1,986,485         1,988,389
Net realized (loss) gain on investments            (649,752)       (16,975)        26,608           6,902               860
Other                                               962,989      1,036,295        885,102         785,022           682,618
TOTAL REVENUES                                  $ 2,113,768    $ 3,037,423    $ 3,086,710     $ 3,007,839       $ 2,878,361
(LOSS) INCOME BEFORE INCOME TAXES               $  (188,957)   $   807,264    $   904,317     $   775,792       $   680,911
(Loss) income before cumulative effect of
  accounting change                                 (43,735)       585,637        636,453         540,111           474,247
Cumulative effect of accounting change
  (net of income taxes)                             (21,416)            --             --              --                --
NET (LOSS) INCOME                                   (65,151)   $   585,637    $   636,453     $   540,111       $   474,247
TOTAL ASSETS                                    $57,895,900    $60,450,203    $64,441,538     $56,550,563       $52,974,124


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

2001 COMPARED TO 2000:
Consolidated net loss was $65 million in 2001, compared to consolidated net income of $586 million in 2000. Consolidated loss before income tax benefit and cumulative effect of accounting change totaled $189 million in 2001, compared with consolidated income before income tax expense of $807 million in 2000. This decline was primarily the result of a $633 million increase in net pretax loss on investments and a $245 million decrease in investment income.

Total premiums and investment contract deposits received decreased to $5.8 billion in 2001, compared with $6.9 billion in 2000. The reduction is primarily due to lower variable annuity sales.

Total revenues decreased to $2.1 billion in 2001, compared with $3.0 billion in 2000. The decrease was primarily due to decreases in net investment income and from the realized investments losses. Net investment income, the largest component of revenues, decreased by $245 million from the prior year, primarily reflecting credit related yield adjustments on fixed maturity investments and overall lower investment yields.

Contractholder charges, which consist primarily of cost of insurance charges on universal life-type policies, increased 12% to $490 million in 2001, compared with $438 million in 2000. This increase reflects increased total life insurance in force, which grew 10% to $108 billion at Dec. 31, 2001.

Net realized losses on investments were $650 million in 2001, compared to net realized losses of $17 million in 2000. The net loss for the year was comprised of a $143 million pretax net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $227 million writedown in the second quarter to recognize the impact of higher default rate assumptions on certain structured investments; a $262 million writedown of lower-rated securities (most of which were sold during 2001) in the second quarter primarily in connection with IDS Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $18 million of other net losses primarily related to the sale and write-down of investments.

Management and other fees decreased 21% to $473 million in 2001, compared with $598 million in 2000. This decrease reflects lower average separate account assets outstanding, resulting primarily from equity market depreciation. IDS Life provides investment management services for many of the mutual funds that are available as investment options for variable annuities and variable life insurance. IDS Life also receives a mortality and expense risk fee from the separate accounts.

Total benefits and expenses increased slightly to $2.3 billion in 2001 from $2.2 billion in 2000. The largest component of expenses, interest credited to policyholder accounts for universal life-type insurance and investment contracts, decreased slightly to $1.1 billion, reflecting a slight decrease in fixed annuities in force and lower interest crediting rates due to the lower interest rate environment. Amortization of deferred policy acquisition costs (DAC's) increased to $371 million in 2001, compared to $362 million in 2000. The increase was primarily due to DAC unlocking adjustments (see footnote one of the attached financial statements for the definition of unlocking adjustments), which resulted in a net increase in amortization of $33.6 million in 2001 and a net decrease in amortization of $12.3 million in 2000. Amortization, excluding unlocking adjustments, was significantly less in 2001 than in 2000, due primarily to the significant drop in equity-based separate account values and associated fee revenue.

Other insurance and operating expenses increased to $408 million in 2001, compared to $379 million in 2000. This increase was primarily a result of business growth and technology costs related to growth initiatives.

2000 COMPARED TO 1999:
Consolidated net income decreased 8% to $586 million in 2000, compared to $636 million in 1999. Consolidated income before income taxes totaled $807 million in 2000, compared with $904 million in 1999. The decrease resulted primarily from a decrease in net investment income. This reflects decreases in investments owned and decreased investment yields during 2000.

Total premiums and investment contract deposits received increased to $6.9 billion in 2000, compared with $5.0 billion in 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $3.0 billion in 2000, compared with $3.1 billion in 1999. Decreases in net investment income and net realized gains (losses) on investments were partially offset by increases in insurance premiums, contractholder charges and management and other fees. Net investment income, the largest component of revenues, decreased by $189 million from the prior year, reflecting decreases in investments owned and investment yields.

Contractholder charges, which consist primarily of cost of insurance charges on universal life-type policies, increased 6% to $438 million in 2000, compared with $412 million in 1999. This increase reflects increased total life insurance in force, which grew 10% to $98 billion at Dec. 31, 2000.

Net realized loss on investments was $17 million in 2000, compared to a net realized gain of $27 million in 1999. The loss was primarily due to the loss on sales and writedowns of fixed maturity investments.

Management and other fees increased 26% to $598 million in 2000, compared with $473 million in 1999. This is primarily due to an increase in separate account fees, which grew 25% to $543 million at Dec. 31, 2000, due to market appreciation and sales. IDS Life provides investment management services for mutual funds used as investment options for variable annuities and variable life insurance. IDS Life also receives a mortality and expense risk fee from the separate accounts.

Total benefits and expenses increased slightly to $2.2 billion in 2000. The largest component of expenses, interest credited to policyholder accounts for universal life-type insurance and investment contracts, decreased slightly to $1.2 billion, reflecting a decrease in fixed annuities in force. Amortization of deferred policy acquisition costs increased to $362 million, compared to $321 million in 1999. This increase was due primarily to the impact of changing prospective separate account investment performance assumptions.

Other insurance and operating expenses increased to $379 million in 2000, compared to $347 million in 1999. This increase was primarily a result of business growth and technology costs related to growth initiatives.

CERTAIN CRITICAL ACCOUNTING POLICIES
In December 2001, the Securities and Exchange Commission (SEC) issued a financial reporting release, FR-60, "Cautionary Advice Regarding Disclosure About Critical Accounting Policies." In this connection, the following information has been provided about certain critical accounting policies that are important to the Consolidated Financial Statements and that entail, to a significant extent, the use of estimates, assumptions and the application of management's judgment. These policies relate to the recognition of impairment within the investment portfolio and deferred acquisition costs.

Generally, investment securities are carried at fair value on the balance sheet. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is not temporary, which requires judgment regarding the amount and timing of recovery. Typically, IDS Life defines an event of impairment for debt securities as issuer default or bankruptcy. Fair value is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including Collateralized Debt Obligations (CDOs) and Structured Loan Trusts (backed by high-yield bonds and bank loans, respectively), which are not readily marketable. As a result, the carrying values of these structured investments are based on cash flow projections which require a significant degree of judgment and as such are subject to change. If actual future cash flows are less than projected, additional losses would be realized.

IDS Life's deferred acquisition costs (DACs) represent costs of acquiring new business, principally sales and other distribution and underwriting costs, that have been deferred on the sale of annuity, insurance, and certain mutual fund and long-term products. DACs are amortized over the lives of the products, either as a constant percentage of projected earnings or as a constant percentage of projected liabilities associated with such products. Such projections require use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and, for variable products, separate account performance. As actual experience differs from the current assumptions, management considers on a quarterly basis the need to change key assumptions underlying the amortization models prospectively. For example, if the stock market trend rose or declined appreciably, it could impact assumptions made about separate account performance and result in an adjustment to income, either positively or negatively. The impact on results of operations of changing prospective assumptions with respect to the amortization of DACs is reflected in the period in which such changes are made.

RISK MANAGEMENT
The sensitivity analysis of two different types of market risk discussed below estimate the effects of hypothetical sudden and sustained changes in the applicable market conditions on the ensuing year's earnings, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10% decline in the value of equity securities under management. Computations of the prospective effects of hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes actually occurred. As a result, actual earnings consequences will differ from those quantified below.

IDS Life primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. IDS Life does not invest in securities to generate trading profits.

IDS Life has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability within defined risk parameters and to meet contractual obligations.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The negative effect on IDS Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at Dec. 31, 2001, would be approximately $12 million.

On a certain annuity product, the interest is credited to contractholders' accounts based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging IDS Life's obligation under the provisions of this product, the committee's strategy is to purchase and write options on the major stock market index, and to purchase futures which are marked to market daily and exchange traded, exposing IDS Life to no counterparty risk.

The amount of the fee income IDS Life receives is based upon the daily market value of the separate account assets. As a result, IDS Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the committee's strategy is to use index options to manage the equity market risk related to fee income. These derivatives help protect fee income by providing option income when there is a significant decline in the equity markets.

The negative effect on IDS Life's pretax earnings of a 10% decline in equity prices would be approximately $30 million based on assets under management as of Dec. 31, 2001.

LIQUIDITY AND CAPITAL RESOURCES
The liquidity requirements of IDS Life are met by funds provided by premiums, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses, policy loans, dividends and investment purchases.

IDS Life has available lines of credit with its parent aggregating $200 million ($100 million committed and $100 million uncommitted). The line of credit is used strictly as a short-term source of funds. There were no borrowings outstanding at Dec. 31, 2001. At Dec. 31, 2001, there were no outstanding reverse repurchase agreements.

At Dec. 31, 2001, investments in fixed maturities comprised 80% of IDS Life's total invested assets. Of the fixed maturity portfolio, approximately 42% is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At Dec. 31, 2001, approximately 4% of IDS Life's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. IDS Life has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

During 2001, IDS Life placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $675 million, into a securitization trust. In return, IDS Life received $90 million in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $586 million. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

At Dec. 31, 2001, net unrealized appreciation on available-for-sale fixed maturities included $386 million of gross unrealized appreciation and $251 million of gross unrealized depreciation. IDS Life does not have any held-to-maturity fixed maturities at Dec. 31, 2001.

At Dec. 31, 2001, IDS Life had a reserve for losses for mortgage loans totaling $21 million and for real estate investments totaling $nil.

In 2001, IDS Life received a capital contribution from its parent of $400 million.

The economy and other factors have caused a number of insurance companies to go under regulatory supervision. This circumstance has resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. IDS Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. IDS Life has also estimated the potential effect of future assessments on IDS Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of Dec. 31, 2001, IDS Life's total adjusted capital was well in excess of the levels requiring regulatory attention.

FORWARD-LOOKING STATEMENTS
Certain statements in the Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations contain forward-looking statements which are subject to risks and uncertainties that could cause results to differ materially from such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. IDS Life undertakes no obligation to update publicly or revise any forward-looking statements. Important factors that could cause actual results to differ materially from IDS Life's forward-looking statements include, among other things, changes in the ability of issuers of investment securities held by IDS Life to meet their debt obligations, which could result in further losses in IDS Life's investment portfolio.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2001 previously filed by IDS Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.

IDS Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact IDS Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on IDS Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS
Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated assets of IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ, and JZ -- IDS Life Group Variable Annuity Contract as of Dec. 31, 2001, and for each of the two years in the period then ended, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

IDS Life Insurance Company
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                      2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $6,471,798)                          $        --   $ 6,463,613
      Available-for-sale, at fair value (amortized cost: 2001, $20,022,072; 2000, $12,929,870)     20,157,137    12,399,990
   Common stocks                                                                                        1,704        10,333
   Mortgage loans on real estate                                                                    3,680,394     3,738,091
   Policy loans                                                                                       619,571       618,973
   Other investments                                                                                  621,897       575,551
                                                                                                      -------       -------
      Total investments                                                                            25,080,703    23,806,551
Cash and cash equivalents                                                                           1,150,251       316,974
Amounts recoverable from reinsurers                                                                   529,166       416,480
Amounts due from brokers                                                                               90,794        15,302
Other accounts receivable                                                                              46,349        42,324
Accrued investment income                                                                             278,199       334,928
Deferred policy acquisition costs                                                                   3,107,187     2,951,655
Deferred income taxes, net                                                                            156,308       136,588
Other assets                                                                                          123,246        80,054
Separate account assets                                                                            27,333,697    32,349,347
                                                                                                   ----------    ----------
Total assets                                                                                      $57,895,900   $60,450,203
                                                                                                  ===========   ===========
Liabilities and stockholder's equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                             $19,592,273   $19,417,446
      Universal life-type insurance                                                                 3,433,904     3,410,871
      Traditional life insurance                                                                      241,165       232,913
      Disability income and long-term care insurance                                                1,227,172     1,012,247
   Policy claims and other policyholders' funds                                                        71,879        52,067
   Amounts due to brokers                                                                           1,740,031       446,347
   Other liabilities                                                                                  437,017       463,561
   Separate account liabilities                                                                    27,333,697    32,349,347
                                                                                                   ----------    ----------
      Total liabilities                                                                            54,077,138    57,384,799
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares authorized, issued and outstanding            3,000         3,000
   Additional paid-in capital                                                                         688,327       288,327
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains (losses)                                                         85,549      (333,734)
      Net unrealized derivative (losses)                                                                 (774)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive income (loss)                                           84,775      (333,734)
                                                                                                   ----------    ----------
   Retained earnings                                                                                3,042,660     3,107,811
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                 3,818,762     3,065,404
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                        $57,895,900   $60,450,203
                                                                                                  ===========   ===========

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                 2001          2000           1999
Revenues
Premiums:
   Traditional life insurance                                                       $   59,415     $   56,187   $    53,790
   Disability income and long-term care insurance                                      255,428        231,311       201,637
                                                                                       -------        -------       -------
      Total premiums                                                                   314,843        287,498       255,427
Net investment income                                                                1,485,688      1,730,605     1,919,573
Contractholder charges                                                                 489,583        438,127       411,994
Management and other fees                                                              473,406        598,168       473,108
Net realized (loss) gain on investments                                               (649,752)       (16,975)       26,608
                                                                                      --------        -------        ------
      Total revenues                                                                 2,113,768      3,037,423     3,086,710
                                                                                     ---------      ---------     ---------
Benefits and expenses
Death and other benefits:
   Traditional life insurance                                                           35,519         29,042        29,819
   Universal life-type insurance and investment contracts                              175,247        131,467       118,561
   Disability income and long-term care insurance                                       44,725         40,246        30,622
Increase in liabilities for future policy benefits:
   Traditional life insurance                                                            7,231          5,765         7,311
   Disability income and long-term care insurance                                      123,227        113,239        87,620
Interest credited on universal life-type insurance and investment contracts          1,137,636      1,169,641     1,240,575
Amortization of deferred policy acquisition costs                                      371,342        362,106       321,036
Other insurance and operating expenses                                                 407,798        378,653       346,849
                                                                                       -------        -------       -------
      Total benefits and expenses                                                    2,302,725      2,230,159     2,182,393
                                                                                     ---------      ---------     ---------
(Loss) income before income tax (benefit) expense a
   nd cumulative effect of accounting change                                          (188,957)       807,264       904,317
Income tax (benefit) expense                                                          (145,222)       221,627       267,864
                                                                                      --------        -------       -------
(Loss) income before cumulative effect of accounting change                            (43,735)       585,637       636,453
Cumulative effect of accounting change (net of income tax benefit of $11,532)          (21,416)            --            --
                                                                                      --------        -------       -------
Net (loss) income                                                                   $  (65,151)    $  585,637    $  636,453
                                                                                    ----------     ----------    ----------

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),   Retained     stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax     earnings        equity
Balance, January 1, 1999                                   $3,000       $288,327     $ 169,584     $2,645,721    $3,106,632
Comprehensive income:
   Net income                                                  --             --            --        636,453       636,453
   Unrealized holding losses arising
      during the year, net of deferred
      policy acquisition costs of $28,444
      and income taxes of $304,936                             --             --      (566,311)            --      (566,311)
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $7,810                              --             --       (14,503)            --       (14,503)
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive loss                                    --             --      (580,814)            --      (580,814)
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                              55,639
Cash dividends                                                 --             --            --       (350,000)     (350,000)
                                                           ------       --------     ---------     ----------    ----------

Balance, December 31, 1999                                  3,000        288,327      (411,230)     2,932,174     2,812,271
Comprehensive income:
   Net income                                                  --             --            --        585,637       585,637
   Unrealized holding gains arising
      during the year, net of deferred
      policy acquisition costs of ($5,154)
      and income taxes of ($46,921)                            --             --        87,138             --        87,138
   Reclassification adjustment for gains
      included in net income,
      net of income tax of $5,192                              --             --        (9,642)            --        (9,642)
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive income                                  --             --        77,496             --        77,496
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                             663,133
Cash dividends                                                 --             --            --       (410,000)     (410,000)
                                                           ------       --------     ---------     ----------    ----------

Balance, December 31, 2000                                  3,000        288,327      (333,734)     3,107,811     3,065,404
Comprehensive income:
   Net loss                                                    --             --            --        (65,151)      (65,151)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $626                        --             --        (1,162)            --        (1,162)
   Unrealized holding losses on
      available-for-sale securities arising
      during the year, net of deferred
      policy acquisition costs of ($20,191)
      and income taxes of $15,037                              --             --       (11,262)            --       (11,262)
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of
      income tax benefit of $228,003                           --             --       423,434             --       423,434
   Reclassification adjustment for losses on
      derivatives included in net loss,
      net of income tax benefit of $4,038                      --             --         7,499             --         7,499
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive income                                  --             --       418,509             --       418,509
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                             353,358
Capital contribution                                           --        400,000            --             --       400,000
                                                           ------       --------     ---------     ----------    ----------
Balance, December 31, 2001                                 $3,000       $688,327     $  84,775     $3,042,660    $3,818,762
                                                           ======       ========     =========     ==========    ==========

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)
                                                                                        2001           2000           1999
Cash flows from operating activities
Net (loss) income                                                                  $   (65,151)   $   585,637   $   636,453
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax                                   21,416             --            --
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                         (43,687)       (61,313)      (56,153)
      Repayment                                                                         54,004         56,088        54,105
   Change in amounts recoverable from reinsurers                                      (112,686)       (89,312)      (64,908)
   Change in other accounts receivable                                                  (4,025)         6,254          (615)
   Change in accrued investment income                                                  56,729          8,521        23,125
   Change in deferred policy acquisition costs, net                                   (175,723)      (291,634)     (140,379)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                   223,177        206,377       153,157
   Change in policy claims and other policyholder's funds                               19,812         27,467       (45,709)
   Deferred income tax (benefit) provision                                            (246,205)        37,704        79,796
   Change in other liabilities                                                         (24,509)      (120,256)      169,395
   Amortization of premium (accretion of discount), net                                108,958         37,909       (17,907)
   Net realized loss (gain) on investments                                             649,752         16,975       (26,608)
   Contractholder charges, non-cash                                                   (217,496)      (151,745)     (175,059)
   Other, net                                                                          (83,023)        (9,279)       (5,324)
                                                                                       -------         ------        ------
      Net cash provided by operating activities                                        161,343        259,393       583,369
                                                                                       -------        -------       -------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)       (3,030)
   Maturities, sinking fund payments and calls                                              --        589,742       741,949
   Sales                                                                                    --         50,067        66,547
Available-for-sale securities:
   Purchases                                                                        (9,477,740)    (1,454,010)   (3,433,128)
   Maturities, sinking fund payments and calls                                       2,706,147      1,019,403     1,442,507
   Sales                                                                             5,493,141      1,237,116     1,691,389
Other investments, excluding policy loans:
   Purchases                                                                          (442,876)      (706,082)     (657,383)
   Sales                                                                               370,636        435,633       406,684
Change in amounts due from brokers                                                     (75,492)       (15,157)          182
Change in amounts due to brokers                                                     1,293,684        298,236       (47,294)
                                                                                     ---------        -------       -------
      Net cash (used in) provided by investing activities                             (132,500)     1,450,461       208,423
                                                                                      --------      ---------       -------
Cash flows from financing activities
Activities related to universal life-type insurance and investment contracts:
   Considerations received                                                           2,088,114      1,842,026     2,031,630
   Surrenders and other benefits                                                    (2,810,401)    (3,974,966)   (3,669,759)
   Interest credited to account balances                                             1,137,636      1,169,641     1,240,575
Universal life-type insurance policy loans:
   Issuance                                                                            (83,720)      (134,107)     (102,239)
   Repayment                                                                            72,805         82,193        67,881
Capital contribution                                                                   400,000             --            --
Dividends paid                                                                              --       (410,000)     (350,000)
                                                                                      --------      ---------       -------
      Net cash provided by (used in) financing activities                              804,434     (1,425,213)     (781,912)
                                                                                      --------      ---------       -------
Net increase in cash and cash equivalents                                              833,277        284,641         9,880
Cash and cash equivalents at beginning of year                                         316,974         32,333        22,453
                                                                                      --------      ---------       -------
Cash and cash equivalents at end of year                                           $ 1,150,251   $    316,974 $      32,333
                                                                                   ===========   ============ =============
Supplemental disclosures:
   Income taxes paid                                                             $          --   $    225,704  $    214,940
   Interest on borrowings                                                               23,688          3,299         4,521

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly-owned subsidiary of the Company and serves New York State residents. The Company also wholly-owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of management and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees from the variable annuity separate accounts.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include management and other fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

IDS Life Insurance Company
--------------------------------------------------------------------------------

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.
Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using the interest method. The costs for universal life and variable universal life insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $33,600 in 2001 and net decreases in amortization of $12,300 in 2000 and $56,800 in 1999.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued in 1997 and 1998 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies and 10% of the risk on new term insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain high-yield investments contained in structured securities. Adoption of the consensus required the Company to adjust the carrying amount of these investments downward by $21,416, net of tax, upon adoption. See Note 2 for further discussion.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $1,162. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivative and hedging activities.

IDS Life Insurance Company
--------------------------------------------------------------------------------

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $6,463,613 and net unrealized gains of $8,185 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
                                                                         cost            gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                $    31,074      $  2,190       $     56   $    33,208
   State and municipal obligations                                         7,826           149             --         7,975
   Corporate bonds and obligations                                    11,658,888       276,332        218,365    11,716,855
   Mortgage-backed securities                                          8,292,576       103,109         32,801     8,362,884
   Foreign government bonds and obligations                               31,708         4,507             --        36,215
                                                                     -----------      --------       --------   -----------
Total fixed maturity securities                                      $20,022,072      $386,287       $251,222   $20,157,137
                                                                     ===========      ========       ========   ===========
Common stocks                                                        $       805      $    899       $     --   $     1,704
                                                                     ===========      ========       ========   ===========

The amortized cost and fair value of fixed maturity securities at December 31,
2001 by contractual maturity are as follows:
                                                                                                     Amortized       Fair
                                                                                                       cost          value
Due within one year                                                                               $ 1,093,557   $ 1,114,618
Due from one to five years                                                                          2,885,509     3,007,435
Due from five to ten years                                                                          5,503,284     5,519,588
Due in more than ten years                                                                          2,247,146     2,152,612
Mortgage-backed securities                                                                          8,292,576     8,362,884
                                                                                                    ---------     ---------
   Total                                                                                          $20,022,072   $20,157,137
                                                                                                  ===========   ===========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:
                                                                                         Gross          Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                          cost           gains         losses         value
U.S. Government agency obligations                                    $   38,302      $  3,455       $     80    $   41,677
State and municipal obligations                                            7,678            16             --         7,694
Corporate bonds and obligations                                        5,248,517       111,466        114,330     5,245,653
Mortgage-backed securities                                             1,169,116         9,130          1,472     1,176,774
                                                                       ---------         -----          -----     ---------
   Total fixed maturity securities                                    $6,463,613      $124,067       $115,882    $6,471,798
                                                                      ==========      ========       ========    ==========

                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                       cost            gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                $    96,408      $  6,134       $    268   $   102,274
   State and municipal obligations                                        12,848           247             --        13,095
   Corporate bonds and obligations                                     7,586,423       123,691        693,303     7,016,811
   Mortgage-backed securities                                          5,234,191        57,697         24,078     5,267,810
Total fixed maturity securities                                      $12,929,870      $187,769       $717,649   $12,399,990
                                                                     ===========      ========       ========   ===========
Common stocks                                                        $    11,829      $     --       $  1,496   $    10,333
                                                                     ===========      ========       ========   ===========

At December 31, 2001, bonds carried at $14,639 were on deposit with various states as required by law.

IDS Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 80 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $2.6 billion of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                      2001          2000
Aaa/AAA                                                $ 8,977,075   $ 6,559,188
Aaa/AA                                                          --        32,001
Aa/AA                                                      261,252       220,446
Aa/A                                                       372,120       327,147
A/A                                                      2,602,027     2,494,621
A/BBB                                                      911,477       747,636
Baa/BBB                                                  5,904,013     5,828,847
Baa/BB                                                     274,228       287,583
Below investment grade                                     719,880     2,896,014
                                                           -------     ---------
Total                                                  $20,022,072   $19,393,483
                                                       ===========   ===========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $53,169 and $68,470, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Available-for-sale securities were sold during 2001 with proceeds of $5,493,141 and gross realized gains and losses of $116,485 and $767,144, respectively. Available-for-sale securities were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $10,267, respectively. Available-for-sale securities were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $135,964 and ($531,376), respectively, with the $667,340 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $122,196. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $921,920.

During 2001, the Company recorded pretax losses of $828,175 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $623,958 of these losses are included in Net realized (losses) gains on investments and approximately $171,269 are included in Net investment income, with the remaining losses recorded as a cumulative effect of accounting change.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $675,347, into a securitization trust. In return, the Company received $89,535 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585,812. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $89,535. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Included in Other investments are affordable housing investment credits, trading securities, and real estate.

Fair values of investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 15 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                       On balance       Funding     On balance        Funding
Region                                                                    sheet       commitments      sheet        commitments
East North Central                                                    $  670,387       $ 1,873     $  691,694       $18,868
West North Central                                                       549,015            --        564,576         7,621
South Atlantic                                                           815,837         9,490        884,723         7,667
Middle Atlantic                                                          352,821         9,363        378,702        13,813
New England                                                              274,486         8,700        279,147         4,604
Pacific                                                                  355,945        14,618        318,727           921
West South Central                                                       214,000           600        173,158        28,548
East South Central                                                        55,798            --         49,176         2,763
Mountain                                                                 413,053            27        409,677        10,209
                                                                      ----------       -------     ----------       -------
                                                                       3,701,342        44,671      3,749,580        95,014
Less reserves for losses                                                  20,948            --         11,489            --
                                                                      ----------       -------     ----------       -------
Total                                                                 $3,680,394       $44,671     $3,738,091       $95,014
                                                                      ==========       =======     ==========       =======

                                                                            December 31, 2001            December 31, 2000
                                                                       On balance       Funding     On balance        Funding
Property type                                                             sheet       commitments      sheet        commitments
Department/retail stores                                              $1,117,195       $13,200     $1,174,763       $11,130
Apartments                                                               694,214        11,531        780,228            --
Office buildings                                                       1,203,090         7,650      1,085,948        59,941
Industrial buildings                                                     333,713         2,263        323,766        23,943
Hotels/motels                                                            108,019            --        100,680            --
Medical buildings                                                        106,927         6,000        128,101            --
Nursing/retirement homes                                                  39,590            --         49,822            --
Mixed use                                                                 86,972            27         87,537            --
Other                                                                     11,622         4,000         18,735            --
                                                                      ----------       -------     ----------       -------
                                                                       3,701,342        44,671      3,749,580        95,014
Less reserves for losses                                                  20,948            --         11,489            --
                                                                      ----------       -------     ----------       -------
Total                                                                 $3,680,394       $44,671     $3,738,091       $95,014
                                                                      ==========       =======     ==========       =======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $39,601, $24,999 and $21,375, respectively, with reserves of $7,225, $4,350 and $5,750, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $24,498, $27,063 and $23,815, respectively.

The Company recognized $1,285, $1,033 and $1,190 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserves for mortgage loan losses:

                                                                                         2001           2000           1999
Balance, January 1                                                                     $11,489       $ 28,283       $39,795
Provision (reduction) for mortgage loan losses                                          14,959        (14,894)       (9,512)
Loan payoffs                                                                                --         (1,200)         (500)
Foreclosures and write-offs                                                             (5,500)          (700)       (1,500)
                                                                                        ------           ----        ------
Balance, December 31                                                                   $20,948       $ 11,489       $28,283
                                                                                       =======       ========       =======

IDS Life Insurance Company
--------------------------------------------------------------------------------

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:
                                                                                        2001           2000           1999
Interest on fixed maturities                                                        $1,276,966     $1,473,560    $1,598,059
Interest on mortgage loans                                                             290,608        286,611       285,921
Interest on cash equivalents                                                             2,218          8,084         5,871
Other                                                                                  (44,145)         1,750        70,892
                                                                                       -------          -----        ------
                                                                                     1,525,647      1,770,005     1,960,743
Less investment expenses                                                                39,959         39,400        41,170
                                                                                        ------         ------        ------
Total                                                                               $1,485,688     $1,730,605    $1,919,573
                                                                                    ==========     ==========    ==========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:
                                                                                         2001           2000           1999
Fixed maturities                                                                     $(621,400)      $(34,857)     $  8,802
Mortgage loans                                                                         (22,443)        15,845        10,210
Other investments                                                                       (5,909)         2,037         7,596
                                                                                        ------          -----         -----
                                                                                     $(649,752)      $(16,975)      $26,608
                                                                                     =========       ========       =======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:
                                                                                         2001           2000          1999
Federal income taxes
   Current                                                                           $  88,121       $176,397      $178,444
   Deferred                                                                           (234,673)        37,704        79,796
                                                                                      --------         ------        ------
                                                                                      (146,552)       214,101       258,240
State income taxes-current                                                               1,330          7,526         9,624
                                                                                         -----          -----         -----
Income tax (benefit) expense before cumulative effect of accounting change            (145,222)       221,627       267,864
Cumulative effect of accounting change income tax benefit                              (11,532)            --            --
                                                                                         -----          -----         -----
Income tax (benefit) expense                                                         $(156,754)      $221,627      $267,864
                                                                                     =========       ========      ========

Income tax (benefit) expense before the cumulative effect of accounting change, differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate            Provision    Rate            Provision    Rate
Federal income taxes
      based on the statutory rate          $ (66,136)     (35.0%)        $282,542        35.0%         $316,511       35.0%
Tax-excluded interest and dividend income     (4,663)      (2.5)           (3,788)       (0.5)           (9,626)      (1.1)
State taxes, net of federal benefit              865        0.4             4,892         0.6             6,256        0.7
Affordable housing credits                   (73,200)     (38.7)          (54,569)       (6.8)          (31,000)      (3.4)
Other, net                                    (2,088)      (1.1)           (7,450)       (0.8)          (14,277)      (1.6)
                                              ------       ----            ------        ----           -------       ----
Total income taxes                         $(145,222)     (76.9%)        $221,627        27.5%         $267,864       29.6%
                                           =========      =====          ========        ====          ========       ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                                                                       2001           2000
Deferred income tax assets
   Policy reserves                                                                                 $  705,637      $730,239
   Unrealized loss -- available-for-sale securities                                                        --       179,702
   Investments, other                                                                                 330,675        34,600
   Life insurance guaranty fund assessment reserve                                                      1,330         1,365
   Other                                                                                               26,492            --
                                                                                                    ---------       -------
Total deferred income tax assets                                                                    1,064,134       945,906
                                                                                                    ---------       -------
Deferred income tax liabilities
   Deferred policy acquisition costs                                                                  861,892       796,292
   Unrealized gain -- available-for-sale securities                                                    45,934            --
   Other                                                                                                   --        13,026
                                                                                                    ---------       -------
Total deferred income tax liabilities                                                                 907,826       809,318
                                                                                                    ---------       -------
Net deferred income tax assets                                                                     $  156,308      $136,588
                                                                                                   ==========      ========

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to AEFC are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,262,335 as of December 31, 2001 and $1,493,292 as of December 31, 2000 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2002 in excess of approximately $194,435 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net (loss) income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                           2001           2000          1999
Statutory net (loss) income           $ (317,973)    $  344,973    $  478,173
Statutory capital and surplus          1,947,350      1,778,306     1,978,406
                                       ---------      ---------     ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was an increase of $4,660 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2001 and 2000. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2001, 2000 and 1999.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $263, $250 and $223 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $662, $1,707 and $1,906, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2001, 2000 and 1999 was $1,011, $1,136 and $1,147, respectively.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $505,526, $582,836 and $485,177 for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $68,919 and $41,059, respectively, payable to and receivable from AEFC for federal income taxes.

6. LINES OF CREDIT
The Company has available lines of credit with AEFC aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $nil and $50,000 uncommitted at December 31, 2001 and 2000, respectively.

7. COMMITMENTS AND CONTINGENCIES
At December 31, 2001, 2000 and 1999, traditional life and universal life-type insurance in force aggregated $108,255,014, $98,060,472 and $89,271,957 respectively, of which $25,986,706, $17,429,851 and $8,281,576 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $114,534, $89,506 and $76,970 and reinsurance recovered from reinsurers amounted to $43,388, $32,500, and $27,816 for the years ended December 31, 2001, 2000 and 1999, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

At December 31, 2001, the Company had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in all three of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years. The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits.

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

The Company enters into interest rate swaps, caps and floors to manage the Company's interest rate risk and options and futures to manage equity-based risk. The values of derivative financial instruments are based on market values, dealer quotes or pricing models.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. No interest rate swaps or floors were outstanding as of December 31, 2001. The interest rate caps expire by January 2003. The fair value of the interest rate caps is included in Other assets. Changes in the value of the interest rate caps are included in Other insurance and operating expenses.

A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. The Company writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term. The Company views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels.

The annuity products contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS No. 133. As a result of fluctuations in equity markets, and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by the Company related to the annuity product will positively or negatively impact reported earnings.

The purchased and written options are carried at fair value and included in Other assets and Other liabilities, respectively. The fair value of the embedded options are included in Future policy benefits for fixed annuities. The changes in fair value of the options are recognized in Other insurance and operating expenses and the embedded derivatives are recognized in Interest credited on universal life-type insurance and investment contracts. The purchased and written options expire on various dates from 2002 to 2008.

The Company also purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchanged traded, exposing the Company to no counterparty risk. The futures contracts mature within four months.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. There are no index options outstanding as of December 31, 2001 related to this strategy.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                       $        --   $        --    $ 6,463,613   $ 6,471,798
   Available-for-sale securities                                      20,157,137    20,157,137     12,399,990    12,399,990
Common stocks                                                              1,704         1,704         10,333        10,333
Mortgage loans on real estate                                          3,680,394     3,845,950      3,738,091     3,821,825
Cash and cash equivalents                                              1,150,251     1,150,251        316,974       316,974
Other securities                                                          75,721        75,721          1,130         1,130
Derivative financial instruments                                          34,477        34,477         50,387        60,615
Separate account assets                                               27,333,697    27,333,697     32,349,347    32,349,347
                                                                      ----------    ----------     ----------    ----------
Financial Liabilities
Future policy benefits for fixed annuities                           $18,139,462   $17,671,777    $18,020,824   $17,479,187
Derivative financial instruments                                           2,506         2,506          3,098         6,069
Separate account liabilities                                          24,280,092    23,716,854     28,791,949    27,822,667
                                                                      ----------    ----------     ----------    ----------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,368,254 and $1,300,018, respectively, and policy loans of $84,557 and $96,603, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3,053,605 and $3,557,398, respectively.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Performance Information                     p.3
Calculating Annuity Payouts                 p.6
Rating Agencies                             p.6
Principal Underwriter                       p.6
Independent Auditors                        p.6
Financial Statements

[AMERICAN EXPRESS]

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919


                                                                 S-6156 M (5/02)

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

    IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ

                                  May 1, 2002

IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ are separate accounts established and maintained by IDS Life Insurance Company (IDS
Life). IDS Life Accounts PZ, QZ, RZ, SZ and TZ are not available for investment under this contract.

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below. The prospectus is incorporated in this SAI by reference.

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

TABLE OF CONTENTS

   Performance Information                                     p. 3
   Calculating Annuity Payouts                                 p. 6
   Rating Agencies                                             p. 6
   Principal Underwriter                                       p. 6
   Independent Auditors                                        p. 6
   Financial Statements

PERFORMANCE INFORMATION
The variable accounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
We will express quotations of average annual total return for the variable accounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the variable accounts), calculated according to the following formula:

                         P(1+T) TO THE POWER OF n = ERV

where:   P  = a hypothetical initial payment of $1,000
         T  = average annual total return
         n  = number of years
       ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. Although we base performance figures on historical earnings, past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN(a) WITH WITHDRAWAL FOR PERIODS ENDING DEC. 31, 2001


VARIABLE                                                                                                              SINCE
ACCOUNT    INVESTING IN:                                                  1 YEAR        5 YEARS       10 YEARS      INCEPTION
           AXP(R) VARIABLE PORTFOLIO -
G             Bond Fund (10/81)(b)                                          0.11%         3.21%          6.21%         9.14%
F             Capital Resource Fund (10/81)                               (23.89)         3.45           5.70         10.93
H             Cash Management Fund (10/81)                                 (3.56)         3.15           3.36          5.28
LZ            Extra Income Fund (5/96)                                     (2.41)         0.13             --          1.17
KZ            Global Bond Fund (5/96)                                      (5.78)         0.61             --          1.96
IZ            International Fund (1/92)                                   (33.72)        (3.15)            --          2.75
N             Managed Fund (4/86)                                         (16.89)         5.00           7.66          9.05
MZ            NEW DIMENSIONS FUND(R) (5/96)                               (22.58)         8.03             --          9.22
JZ            Strategy Aggressive Fund (1/92)                             (37.65)        (0.26)            --          5.55


(a) Current applicable charges deducted from performance include a $500 annual contract administrative charge and a 1.00% mortality and expense fee. Premium taxes are not reflected in these total returns.
(b) (Commencement date of the variable account)


AVERAGE ANNUAL TOTAL RETURN(a) WITHOUT WITHDRAWAL FOR PERIODS ENDING DEC. 31,
2001


VARIABLE                                                                                                              SINCE
ACCOUNT    INVESTING IN:                                                  1 YEAR        5 YEARS       10 YEARS      INCEPTION
           AXP(R) VARIABLE PORTFOLIO -
G             Bond Fund (10/81)(b)                                          6.49%         3.84%          6.21%         9.14%
F             Capital Resource Fund (10/81)                               (19.03)         4.08           5.70         10.93
H             Cash Management Fund (10/81)                                  2.60          3.78           3.36          5.28
LZ            Extra Income Fund (5/96)                                      3.82          0.74             --          1.53
KZ            Global Bond Fund (5/96)                                       0.24          1.22             --          2.32
IZ            International Fund (1/92)                                   (29.49)        (2.56)            --          2.75
N             Managed Fund (4/86)                                         (11.59)         5.64           7.66          9.05
MZ            NEW DIMENSIONS FUND(R) (5/96)                               (17.63)         8.69             --          9.61
JZ            Strategy Aggressive Fund (1/92)                             (33.67)         0.35             --          5.55


(a) Current applicable charges deducted from performance include a $500 annual contract administrative charge and a 1.00% mortality and expense fee. Premium taxes are not reflected in these total returns.
(b) (Commencement date of the variable account)

CUMULATIVE TOTAL RETURN
Cumulative total return represents the cumulative change in value of an investment for a given period (reflecting change in a variable account's accumulation unit value). We compute cumulative total return using the following formula:

                                     ERV - P
                                     -------
                                        P

where:    P  = a hypothetical initial payment of $1,000
        ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof).

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one, five and ten year periods (or, if less, up to the life of the variable account). We also may show performance figures without the deduction of a withdrawal charge. In addition, total return figures reflect the deduction of all other applicable charges (except premium taxes) including the contract administrative charge and the mortality and expense risk fee.

ANNUALIZED YIELD FOR A VARIABLE ACCOUNT INVESTING IN A MONEY MARKET FUND ANNUALIZED SIMPLE YIELD

For a variable account investing in a money market fund, we base quotations of simple yield on:
(a) the change in the value of a hypothetical variable account (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;
(b) less a pro rata share of the variable account expenses accrued over the period;
(c) dividing this difference by the value of the variable account at the beginning of the period to obtain the base period return; and
(d) raising the base period return to the power of 365/7.

The variable account's value includes:
- any declared dividends,
- the value of any shares purchased with dividends paid during the period, and
- any dividends declared for such shares.

It does not include:
- the effect of any applicable withdrawal charge, or
- any realized or unrealized gains or losses.

ANNUALIZED COMPOUND YIELD
We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 ] - 1

You must consider (when comparing an investment in variable accounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the variable account's yield fluctuates. In comparing the yield of the variable account to a money market fund, you should consider the different services that the contract provides.

ANNUALIZED YIELD BASED ON THE SEVEN-DAY PERIOD ENDING DEC. 31, 2001


VARIABLE ACCOUNT     INVESTING IN:                                                  SIMPLE YIELD        COMPOUND YIELD
H                    AXP(R) Variable Portfolio - Cash Management Fund                   0.59%                0.59%


ANNUALIZED YIELD FOR A VARIABLE ACCOUNT INVESTING IN AN INCOME FUND
For a variable account investing in an income fund, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                  YIELD = 2[( a - b + 1) TO THE POWER OF 6 - 1]
                              -----
                                cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends d = the maximum offering price per accumulation unit on the last day of the period

The variable account earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

ANNUALIZED YIELD BASED ON THE 30-DAY PERIOD ENDED DEC. 31, 2001


VARIABLE ACCOUNT    INVESTING IN:                                         YIELD
G                   AXP(R) Variable Portfolio - Bond Fund                  5.69%
LZ                  AXP(R) Variable Portfolio - Extra Income Fund         11.20
KZ                  AXP(R) Variable Portfolio - Global Bond Fund           9.93

The yield on the variable account's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote variable account performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

   The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

We guarantee the fixed annuity payout amounts. Once calculated, the payout will remain the same and never change. To calculate annuity payouts we:

- take the total value of the fixed account and the variable accounts at the annuity start date, retirement date, or the date selected to begin receiving annuity payouts; then
- using an annuity table we apply the value according to the annuity payout plan selected.

The annuity payout table we use will be the one in effect at the time chosen to begin annuity payouts. The table will be equal to or greater than the table in the contract.

RATING AGENCIES
We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable accounts of the contract. This information relates only to the fixed account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the contract.

For detailed information on the agency ratings given to IDS Life, refer to the American Express Web site at (americanexpress.com/advisors) or contact your financial advisor. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                                           www.ambest.com
Fitch                                               www.fitchratings.com
Moody's                                             www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength. Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.
Moody's -- Rates insurance companies for their financial strength.

PRINCIPAL UNDERWRITER
IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. IDS Life is ultimately controlled by American Express Company. IDS Life currently pays underwriting commissions for its role as principal underwriter of all variable annuities associated with this variable account. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2001:$41,792,624; 2000: $56,851,815; and 1999:
$21,517,281. IDS Life retains no underwriting commission from the sale of the contract.

INDEPENDENT AUDITORS
The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 220 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

IDS LIFE GROUP VARIABLE ANNUITY CONTRACT
         IDS LIFE ACCOUNTS G, F, H, LZ, KZ, IZ, N, MZ AND JZ


REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ and JZ - IDS Life Group Variable Annuity Contract as of December 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ and JZ - IDS Life Group Variable Annuity Contract at December 31, 2001, and the individual results of their operations and changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG LLP


Minneapolis, Minnesota
March 22, 2002

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                      SEGREGATED ASSET ACCOUNTS
                                                                  ----------------------------------------------------------------
DECEMBER 31, 2001                                                        G                 F               H             LZ
ASSETS
Investments in shares of mutual funds:
   at cost                                                         $1,150,576,559   $3,149,786,534   $267,776,432   $254,316,870
                                                                  ----------------------------------------------------------------
   at market value                                                 $1,075,750,915   $2,762,763,742   $267,762,972   $187,645,070
Dividends receivable                                                    5,060,091               --        412,472      1,662,821
Accounts receivable from IDS Life for contract purchase payments        2,527,546               --      2,788,379             --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                        1,083,338,552    2,762,763,742    270,963,823    189,307,891
==================================================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                         922,192        2,355,867        232,470        156,824
   Contract terminations                                                       --        1,061,619             --      5,681,192
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         922,192        3,417,486        232,470      5,838,016
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period           1,075,527,973    2,745,142,246    270,232,844    181,575,761
Net assets applicable to contracts in payment period                    6,888,387       14,204,010        498,509      1,894,114
==================================================================================================================================
Total net assets                                                   $1,082,416,360   $2,759,346,256   $270,731,353   $183,469,875
==================================================================================================================================
Accumulation units outstanding                                        182,067,761      335,309,736     94,451,209    165,801,112
==================================================================================================================================
Net asset value per accumulation unit                              $         5.91   $         8.19   $       2.86   $       1.10
==================================================================================================================================


                                                                                      SEGREGATED ASSET ACCOUNTS
                                                                  -----------------------------------------------------------------
DECEMBER 31, 2001                                                       KZ             IZ                N               MZ
ASSETS
Investments in shares of mutual funds:
   at cost                                                         $63,252,080   $1,373,866,400   $2,814,831,173   $1,751,243,664
                                                                  -----------------------------------------------------------------
   at market value                                                 $59,401,595   $  886,205,103   $2,900,667,942   $1,948,094,535
Dividends receivable                                                   483,553               --               --               --
Accounts receivable from IDS Life for contract purchase payments            --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                        59,885,148      886,205,103    2,900,667,942    1,948,094,535
===================================================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                       51,068          757,182        2,472,933        1,654,829
   Contract terminations                                                52,428          513,083        1,407,076          165,343
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                      103,496        1,270,265        3,880,009        1,820,172
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period           59,334,393      880,766,491    2,876,250,552    1,927,619,935
Net assets applicable to contracts in payment period                   447,259        4,168,347       20,537,381       18,654,428
===================================================================================================================================
Total net assets                                                   $59,781,652   $  884,934,838   $2,896,787,933   $1,946,274,363
===================================================================================================================================
Accumulation units outstanding                                      51,831,205      667,381,324      733,746,557    1,142,222,224
===================================================================================================================================
Net asset value per accumulation unit                              $      1.14   $         1.32   $         3.92   $         1.69
===================================================================================================================================


                                                                                       SEGREGATED ASSET ACCOUNTS
                                                                                       -------------------------
DECEMBER 31, 2001                                                                                 JZ
ASSETS
Investments in shares of mutual funds:
   at cost                                                                                  $2,054,746,285
                                                                                       ----------------------
   at market value                                                                          $1,305,128,768
Dividends receivable                                                                                    --
Accounts receivable from IDS Life for contract purchase payments                                        --
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                 1,305,128,768
=============================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                                                1,112,639
   Contract terminations                                                                           373,964
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                1,486,603
-------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                                    1,297,184,086
Net assets applicable to contracts in payment period                                             6,458,079
=============================================================================================================
Total net assets                                                                            $1,303,642,165
=============================================================================================================
Accumulation units outstanding                                                                 752,799,434
=============================================================================================================
Net asset value per accumulation unit                                                       $         1.72
=============================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                                                                         SEGREGATED ASSET ACCOUNTS
                                                                       -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                  G                F              H             LZ
INVESTMENT INCOME
Dividend income from mutual funds                                       $ 68,638,746    $   9,165,280   $  8,937,263   $ 21,484,895
Variable account expenses                                                 10,761,193       31,638,046      2,508,817      1,968,583
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           57,877,553      (22,472,766)     6,428,446     19,516,312
===================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual funds:
   Proceeds from sales                                                    97,938,352      543,605,515    395,799,963     54,294,136
   Cost of investments sold                                              105,131,480      595,631,511    395,828,258     73,424,731
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                          (7,193,128)     (52,025,996)       (28,295)   (19,130,595)
Net change in unrealized appreciation or depreciation of investments      16,557,830     (661,369,678)        20,370      6,951,983
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                             9,364,702     (713,395,674)        (7,925)   (12,178,612)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $ 67,242,255    $(735,868,440)  $  6,420,521   $  7,337,700
===================================================================================================================================


                                                                                      SEGREGATED ASSET ACCOUNTS
                                                                        --------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                  KZ               IZ                N
INVESTMENT INCOME
Dividend income from mutual funds                                        $ 2,066,039     $  13,249,291     $  80,266,353
Variable account expenses                                                    632,993        11,018,918        32,348,425
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                            1,433,046         2,230,373        47,917,928
==========================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual funds:
   Proceeds from sales                                                    14,933,903       391,138,924       503,707,967
   Cost of investments sold                                               15,767,012       563,096,200       473,041,040
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                            (833,109)     (171,957,276)       30,666,927
Net change in unrealized appreciation or depreciation of investments        (422,489)     (259,420,173)     (502,362,958)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            (1,255,598)     (431,377,449)     (471,696,031)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $    177,448     $(429,147,076)    $(423,778,103)
==========================================================================================================================


                                                                                    SEGREGATED ASSET ACCOUNTS
                                                                              --------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                         MZ                   JZ
INVESTMENT INCOME
Dividend income from mutual funds                                              $   4,606,607        $   3,201,134
Variable account expenses                                                         21,155,412           15,779,621
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  (16,548,805)         (12,578,487)
====================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual funds:
   Proceeds from sales                                                           218,952,958          286,255,414
   Cost of investments sold                                                      194,710,366          415,879,106
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                  24,242,592         (129,623,692)
Net change in unrealized appreciation or depreciation of investments            (454,935,652)        (603,757,609)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (430,693,060)        (733,381,301)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(447,241,865)       $(745,959,788)
====================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SEGREGATED ASSET ACCOUNTS
                                                                     ---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                 G                F                H             LZ
OPERATIONS
Investment income (loss) -- net                                       $   57,877,553   $  (22,472,766)  $  6,428,446   $ 19,516,312
Net realized gain (loss) on sales of investments                          (7,193,128)     (52,025,996)       (28,295)   (19,130,595)
Net change in unrealized appreciation or depreciation of investments      16,557,830     (661,369,678)        20,370      6,951,983
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           67,242,255     (735,868,440)     6,420,521      7,337,700
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                                13,932,049       49,450,975      6,445,322      1,876,968
Net transfers(1)                                                         100,184,600     (188,734,287)   105,370,261      5,671,670
Transfers for policy loans                                                 1,467,108        5,923,372        659,342        114,379
Annuity payments                                                            (792,389)      (1,700,570)       (39,863)      (203,337)
Contract charges                                                            (773,262)      (2,738,585)      (153,002)      (100,365)
Contract terminations:
   Surrender benefits                                                   (123,020,004)    (319,101,160)   (64,221,461)   (22,493,674)
   Death benefits                                                        (14,550,670)     (22,133,908)    (2,587,485)    (1,728,310)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           (23,552,568)    (479,034,163)    45,473,114    (16,862,669)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                        1,038,726,673    3,974,248,859    218,837,718    192,994,844
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $1,082,416,360   $2,759,346,256   $270,731,353   $183,469,875
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                   186,283,608      391,805,258     78,438,964    181,306,229
Contract purchase payments                                                 2,420,344        5,728,356      2,278,781      1,716,142
Net transfers(1)                                                          17,093,544      (23,180,435)    37,115,921      4,907,495
Transfers for policy loans                                                   254,334          690,687        232,915        104,864
Contract charges                                                            (134,805)        (321,128)       (54,507)       (92,345)
Contract terminations:
   Surrender benefits                                                    (21,252,193)     (36,780,260)   (22,592,478)   (20,446,283)
   Death benefits                                                         (2,597,071)      (2,632,742)      (968,387)    (1,694,990)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         182,067,761      335,309,736     94,451,209    165,801,112
====================================================================================================================================


                                                                                     SEGREGATED ASSET ACCOUNTS
                                                                        ----------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                  KZ                IZ                 N
OPERATIONS
Investment income (loss) -- net                                          $ 1,433,046      $    2,230,373    $   47,917,928
Net realized gain (loss) on sales of investments                            (833,109)       (171,957,276)       30,666,927
Net change in unrealized appreciation or depreciation of investments        (422,489)       (259,420,173)     (502,362,958)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              177,448        (429,147,076)     (423,778,103)
============================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                                   564,903          23,089,552        45,772,762
Net transfers(1)                                                           1,872,400        (105,875,672)     (127,480,649)
Transfers for policy loans                                                    46,902           2,406,984         4,977,902
Annuity payments                                                             (48,628)           (545,153)       (2,400,230)
Contract charges                                                             (30,774)           (966,133)       (2,486,193)
Contract terminations:
   Surrender benefits                                                     (7,392,652)       (121,691,498)     (333,013,727)
   Death benefits                                                           (584,906)         (6,769,489)      (28,951,199)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                            (5,572,755)       (210,351,409)     (443,581,334)
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                           65,176,959       1,524,433,323     3,764,147,370
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $59,781,652      $  884,934,838    $2,896,787,933
============================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                    56,693,807         812,274,606       844,645,189
Contract purchase payments                                                   497,334          15,624,284        11,309,553
Net transfers(1)                                                           1,636,696         (74,923,213)      (33,556,637)
Transfers for policy loans                                                    41,151           1,643,689         1,233,725
Contract charges                                                             (27,183)           (664,272)         (620,850)
Contract terminations:
   Surrender benefits                                                     (6,455,045)        (81,902,376)      (81,863,906)
   Death benefits                                                           (555,555)         (4,671,394)       (7,400,517)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                          51,831,205         667,381,324       733,746,557
============================================================================================================================


                                                                                   SEGREGATED ASSET ACCOUNTS
                                                                           ------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                      MZ                       JZ
OPERATIONS
Investment income (loss) -- net                                            $  (16,548,805)          $  (12,578,487)
Net realized gain (loss) on sales of investments                               24,242,592             (129,623,692)
Net change in unrealized appreciation or depreciation of investments         (454,935,652)            (603,757,609)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (447,241,865)            (745,959,788)
=====================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                                     50,388,008               33,661,051
Net transfers(1)                                                               37,647,615              (73,704,648)
Transfers for policy loans                                                      3,517,313                3,162,364
Annuity payments                                                               (2,168,264)                (859,373)
Contract charges                                                               (1,678,200)              (1,355,753)
Contract terminations:
   Surrender benefits                                                        (215,107,797)            (165,322,883)
   Death benefits                                                             (10,576,172)              (8,670,415)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                               (137,977,497)            (213,089,657)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                             2,531,493,725            2,262,691,610
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                  $1,946,274,363           $1,303,642,165
=====================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                      1,226,805,533              868,637,442
Contract purchase payments                                                     28,633,727               17,583,774
Net transfers(1)                                                               13,937,749              (44,427,383)
Transfers for policy loans                                                      2,008,716                1,673,104
Contract charges                                                                (967,332)                 (719,170)
Contract terminations:
   Surrender benefits                                                       (121,999,479)              (85,398,782)
   Death benefits                                                             (6,196,690)               (4,549,551)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                           1,142,222,224               752,799,434
=====================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET ACCOUNTS
                                                ---------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                           G                F                 H              LZ            KZ
OPERATIONS
Investment income (loss) -- net                 $   66,936,212   $   404,729,079   $  11,924,497   $ 21,599,537   $  1,195,597
Net realized gain (loss) on investments            (31,149,976)      228,482,793          76,804    (13,468,449)    (1,567,804)
Net change in unrealized appreciation or
  depreciation of investments                        8,471,966    (1,560,109,622)        (32,533)   (31,575,375)     1,518,556
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         44,258,202      (926,897,750)     11,968,768    (23,444,287)     1,146,349
=================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                          17,151,269        67,216,228       9,384,970      2,918,249        805,429
Net transfers(1)                                  (122,452,011)     (129,581,003)    (58,278,574)   (10,945,549)    (5,741,083)
Transfers for policy loans                           1,737,827         6,820,097         442,992        142,827         49,884
Annuity payments                                      (703,108)       (2,273,694)        (94,005)      (205,152)       (50,831)
Contract charges                                      (738,147)       (3,235,499)       (143,865)       (96,540)       (28,314)
Contract terminations:
   Surrender benefits                             (161,471,538)     (589,184,254)    (86,596,160)   (32,069,025)    (9,587,667)
   Death benefits                                  (13,545,970)      (29,830,912)     (2,697,152)    (1,926,313)      (605,050)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    (280,021,678)     (680,069,037)   (137,981,794)   (42,181,503)   (15,157,632)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  1,274,490,149     5,581,215,646     344,850,744    258,620,634     79,188,242
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $1,038,726,673   $ 3,974,248,859   $ 218,837,718   $192,994,844   $ 65,176,959
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             238,818,203       449,947,982     129,560,547    218,583,454     70,499,453
Contract purchase payments                           3,221,620         5,779,262       3,463,578      2,580,115        736,054
Net transfers(1)                                   (23,047,317)      (11,056,749)    (21,709,784)    (9,688,310)    (5,222,663)
Transfers for policy loans                             325,771           586,854         163,072        126,793         45,679
Contract charges                                      (139,120)         (280,081)        (53,669)       (85,804)       (25,964)
Contract terminations:
   Surrender benefits                              (30,307,185)      (50,555,857)    (31,983,791)   (28,471,624)    (8,783,396)
   Death benefits                                   (2,588,364)       (2,616,153)     (1,000,989)    (1,738,395)      (555,356)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   186,283,608       391,805,258      78,438,964    181,306,229     56,693,807
=================================================================================================================================


                                                                                SEGREGATED ASSET ACCOUNTS
                                                         -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                                   IZ                N                 MZ                 JZ
OPERATIONS
Investment income (loss) -- net                          $  296,293,772    $  295,859,725    $  161,134,299    $   736,116,329
Net realized gain (loss) on investments                      72,440,762       194,924,090        41,855,905        130,303,876
Net change in unrealized appreciation or
  depreciation of investments                              (923,356,241)     (613,762,842)     (483,987,828)    (1,422,308,376)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                (554,621,707)     (122,979,027)     (280,997,624)      (555,888,171)
================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                   33,825,058        62,207,505        67,206,032         46,586,509
Net transfers(1)                                             27,740,013      (156,409,538)      410,087,163        145,251,916
Transfers for policy loans                                    2,947,086         5,184,859         3,318,140          3,220,088
Annuity payments                                               (726,233)       (3,003,139)       (2,644,700)        (1,178,159)
Contract charges                                             (1,180,002)       (2,625,912)       (1,647,848)        (1,731,602)
Contract terminations:
   Surrender benefits                                      (238,970,371)     (521,000,349)     (371,268,229)      (368,641,642)
   Death benefits                                           (11,365,219)      (34,191,832)      (12,133,023)       (14,848,708)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                             (187,729,668)     (649,838,406)       92,917,535       (191,341,598)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           2,266,784,698     4,536,964,803     2,719,573,814      3,009,921,379
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $1,524,433,323    $3,764,147,370    $2,531,493,725    $ 2,262,691,610
================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      898,714,868       986,012,926     1,188,479,994        927,190,210
Contract purchase payments                                   15,422,478        13,529,058        29,459,566         14,293,370
Net transfers(1)                                             11,712,428       (33,938,525)      178,837,010         42,752,517
Transfers for policy loans                                    1,361,724         1,127,753         1,450,699            996,717
Contract charges                                               (544,491)         (574,120)         (727,924)          (533,278)
Contract terminations:
   Surrender benefits                                      (109,058,250)     (113,927,208)     (165,173,368)      (111,503,545)
   Death benefits                                            (5,334,151)       (7,584,695)       (5,520,444)        (4,558,549)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            812,274,606       844,645,189     1,226,805,533        868,637,442
================================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ and JZ (collectively, the Accounts) were established as segregated asset accounts of IDS Life Insurance Company (IDS
Life) under Minnesota law and are registered collectively as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act). Accounts G, F and H were established on May 13, 1981 and commenced operations on Oct. 13, 1981. Account N was established on April 17, 1985 and commenced operations on April 30, 1986. Accounts IZ and JZ were established on Sept. 20, 1991 and commenced operations on Jan. 13, 1992. Accounts LZ, KZ and MZ were established on April 2, 1996 and commenced operations on April 30, 1996.

Each Account invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as diversified, (non-diversified for AXP(R) Variable Portfolio Global Bond Fund) open-end management investment companies and have the following investment managers.

ACCOUNT                      INVESTS EXCLUSIVELY IN SHARES OF                               INVESTMENT MANAGER
---------------------------------------------------------------------------------------------------------------------------------
G                            AXP(R) Variable Portfolio - Bond Fund                          IDS Life Insurance Company(1)
F                            AXP(R) Variable Portfolio - Capital Resource Fund              IDS Life Insurance Company(1)
H                            AXP(R) Variable Portfolio - Cash Management Fund               IDS Life Insurance Company(1)
LZ                           AXP(R) Variable Portfolio - Extra Income Fund                  IDS Life Insurance Company(1)
KZ                           AXP(R) Variable Portfolio - Global Bond Fund                   IDS Life Insurance Company(1)
IZ                           AXP(R) Variable Portfolio - International Fund                 IDS Life Insurance Company(2)
N                            AXP(R) Variable Portfolio - Managed Fund                       IDS Life Insurance Company(1)
MZ                           AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             IDS Life Insurance Company(1)
JZ                           AXP(R) Variable Portfolio - Strategy Aggressive Fund           IDS Life Insurance Company(1)

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) AEFC is the investment adviser. American Express Asset Management International, Inc. is the sub-adviser.

The assets of each Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the Accounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Accounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME
Taxes IDS Life is taxed as a life insurance company. The Accounts are treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Accounts.

3. VARIABLE ACCOUNT EXPENSES
IDS Life makes contractual assurances to the Accounts that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Accounts. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of each Account.

4. CONTRACT CHARGES
IDS Life deducts a contract administrative charge of$20 to$500 per year depending upon the product selected. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER (WITHDRAWAL) CHARGES
IDS Life will use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. A surrender (withdrawal) charge of up to 8% may be deducted for surrenders (withdrawals) up to the first eleven payment years following a purchase payment as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $19,059,480 in 2001 and$18,285,051 in 2000. Such charges are not treated as a separate expense of the Accounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS
Management fees were paid indirectly to IDS Life in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                                PERCENTAGE RANGE
-------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Bond Fund                               0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund                   0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                    0.510% to 0.440%
AXP(R) Variable Portfolio - Extra Income Fund                       0.620% to 0.545%
AXP(R) Variable Portfolio - Global Bond Fund                        0.840% to 0.780%
AXP(R) Variable Portfolio - International Fund                      0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                            0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                  0.630% to 0.570%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and 0.25% for each remaining Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                                PERCENTAGE RANGE
-------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Bond Fund                               0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund                   0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                    0.030% to 0.020%
AXP(R) Variable Portfolio - Extra Income Fund                       0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                        0.060% to 0.040%
AXP(R) Variable Portfolio - International Fund                      0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                            0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                  0.050% to 0.030%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                0.060% to 0.035%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT IN SHARES
The Accounts' investments in shares of the Funds as of Dec. 31,2001 were as follows:

ACCOUNT                      INVESTMENT                                                      SHARES                    NAV
---------------------------------------------------------------------------------------------------------------------------------
G                            AXP(R) Variable Portfolio - Bond Fund                         102,774,078               $10.47
F                            AXP(R) Variable Portfolio - Capital Resource Fund             127,366,799                21.69
H                            AXP(R) Variable Portfolio - Cash Management Fund              267,859,141                 1.00
LZ                           AXP(R) Variable Portfolio - Extra Income Fund                  28,551,507                 6.57
KZ                           AXP(R) Variable Portfolio - Global Bond Fund                    6,223,093                 9.55
IZ                           AXP(R) Variable Portfolio - International Fund                109,427,870                 8.10
N                            AXP(R) Variable Portfolio - Managed Fund                      188,116,057                15.42
MZ                           AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)            121,996,328                15.97
JZ                           AXP(R) Variable Portfolio - Strategy Aggressive Fund          156,407,293                 8.34

8. INVESTMENT TRANSACTIONS
The Accounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

ACCOUNT                      INVESTMENT                                                                            PURCHASES
---------------------------------------------------------------------------------------------------------------------------------
G                            AXP(R) Variable Portfolio - Bond Fund                                               $130,309,433
F                            AXP(R) Variable Portfolio - Capital Resource Fund                                     38,017,179
H                            AXP(R) Variable Portfolio - Cash Management Fund                                     455,444,161
LZ                           AXP(R) Variable Portfolio - Extra Income Fund                                         62,509,312
KZ                           AXP(R) Variable Portfolio - Global Bond Fund                                          10,350,720
IZ                           AXP(R) Variable Portfolio - International Fund                                       182,456,562
N                            AXP(R) Variable Portfolio - Managed Fund                                             107,609,042
MZ                           AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                                    61,115,100
JZ                           AXP(R) Variable Portfolio - Strategy Aggressive Fund                                  55,679,570

9. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Accounts.


                                                  G                 F                H                LZ               KZ
                                           ------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value                         $5.54            $10.10            $2.79             $1.05            $1.14
-------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value                         $5.91             $8.19            $2.86             $1.10            $1.14
Units (000s)                                  182,068           335,310           94,451           165,801           51,831
Net assets (000s)                          $1,082,416        $2,759,346         $270,731          $183,470          $59,782
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31, 2001
Investment income ratio(1)                      6.44%             0.29%            3.58%            11.00%            3.28%
Expense ratio(2)                                1.00%             1.00%            1.00%             1.00%            1.00%
Total return(3)                                 6.68%           (18.91%)           2.51%             4.76%            0.00%
-------------------------------------------------------------------------------------------------------------------------------


                                                                    IZ               N                MZ               JZ
                                                               ----------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value                                           $1.87            $4.43             $2.05            $2.59
-------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value                                           $1.32            $3.92             $1.69            $1.72
Units (000s)                                                    667,381          733,747         1,142,222          752,799
Net assets (000s)                                              $884,935       $2,896,788        $1,946,274       $1,303,642
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31, 2001
Investment income ratio(1)                                        1.20%            2.49%             0.22%            0.20%
Expense ratio(2)                                                  1.00%            1.00%             1.00%            1.00%
Total return(3)                                                 (29.41%)         (11.51%)          (17.56%)         (33.59%)
-------------------------------------------------------------------------------------------------------------------------------


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

                       THIS PAGE LEFT BLANK INTENTIONALLY

                                                              S-6156-20 M (5/02)

PART C

Item 24. Financial Statements and Exhibits

(a)      Financial Statements included in Part A of this Registration Statement:

         IDS Life Insurance Company:

         Report of Independent Auditors dated Jan. 28, 2002
         Consolidated Balance Sheets as of Dec. 31, 2001 and 2000
         Consolidated Statements of Income for years ended Dec. 31, 2001, 2000, and 1999
         Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2001
         Consolidated Statements of Cash Flows for the years ended Dec. 31, 2001, 2000, and 1999
         Notes to Consolidated Financial Statements

         Financial Statements included in Part B of this Registration Statement:

         IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ, and JZ:

         Report of Independent Auditors dated March 22, 2002
         Statements of Assets and Liabilities as of Dec. 31, 2001
         Statements of Operations for the year ended Dec. 31, 2001
         Statements of Changes in Net Assets for the years ended Dec. 31, 2001, and 2000
         Notes to Financial Statements

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as
         Exhibit 1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

2.       Not applicable.

3.       Not applicable.

4. Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

5.       Copy of Variable Group Deferred  Annuity  Contract  Application  (form
         34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1 Copy of Certificate of Incorporation of IDS Life, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2      Copy of Amended By-Laws of IDS Life, filed  electronically  as Exhibit
         6.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

7.       Not applicable.

8.       Not applicable.

9. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10.      Consent of Independent Auditors is filed electronically herewith.

11.      None.

12.      Not applicable.

13. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21, filed electronically as Exhibit 13 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

14.      Not applicable.

15. Power of Attorney to sign Amendments to this Registration Statement, dated April 9, 2002, is filed electronically herewith.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                                  Principal Business Address                Position and Offices with Depositor
------------------------------------- ----------------------------------------- ----------------------------------------

Gumer C. Alvero                       70100 AXP Financial Center                Director and Executive Vice President
                                      Minneapolis, MN  55474                    - Annuities

Timothy V. Bechtold                   70100 AXP Financial Center                Director and President
                                      Minneapolis, MN  55474

Lorraine R. Hart                      70100 AXP Financial Center                Vice President, Investments
                                      Minneapolis, MN  55474

Eric L. Marhoun                       70100 AXP Financial Center                Vice President, Assistant General
                                      Minneapolis, MN  55474                    Counsel and Assistant Secretary

Timothy S. Meehan                     70100 AXP Financial Center                Secretary
                                      Minneapolis, MN  55474

Mary Ellyn Minenko                    70100 AXP Financial Center                Vice President, Assistant General
                                      Minneapolis, MN  55474                    Counsel and Assistant Secretary

Barry J. Murphy                       70100 AXP Financial Center                Director
                                      Minneapolis, MN  55474

Teresa J. Rasmussen                   70100 AXP Financial Center                Vice President and General Counsel
                                      Minneapolis, MN  55474

Stephen W. Roszell                    70100 AXP Financial Center                Director
                                      Minneapolis, MN  55474

Bridget Sperl                         70100 AXP Financial Center                Executive Vice President - Client
                                      Minneapolis, MN  55474                    Service

John T. Sweeny                        70100 AXP Financial Center                Director, Executive Vice President - Finance
                                      Minneapolis, MN  55474

Philip C. Wentzel                     70100 AXP Financial Center                Vice President and Controller
                                      Minneapolis, MN  55474

David L. Yowan                        40 Wall Street                            Vice President, Treasurer and
                                      19th Floor                                Assistant Secretary
                                      New York, NY 10004


Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income, LLC                                                       Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                      Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Oregon Inc.                                   Oregon
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express Personal Trust Services, FSB                                      Federal
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Service Corporation                                               Delaware
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Arkansas Inc.                                              Arkansas
     IDS Insurance Agency of Ohio Inc.                                                  Ohio
     IDS Insurance Agency of Utah Inc.                                                  Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware

Item 27. Number of Contract owners

         As of March 31, 2002, there were 140,352 non-qualified contracts and 301,276 qualified contracts in the IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ.

Item 28. Indemnification

         The By-Laws of the depositor provide that it shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to director, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

Item 29    Principal Underwriter (IDS Life Insurance Company)


Name and Principal Business Address   Position and Offices with Underwriter
-----------------------------------  -----------------------------------------
Gumer C. Alvero                       Director and Executive Vice President -
70100 AXP Financial Center            Annuities
Minneapolis, MN  55474

Timothy V. Bechtold                   Director and President
70100 AXP Financial Center
Minneapolis, MN  55474

Lorraine R. Hart                      Vice President, Investments
70100 AXP Financial Center
Minneapolis, MN  55474

Eric L. Marhoun                       Vice President, Assistant General
70100 AXP Financial Center            Counsel and Assistant Secretary
Minneapolis, MN  55474

Timothy S. Meehan                     Secretary
70100 AXP Financial Center
Minneapolis, MN  55474

Mary Ellyn Minenko                    Vice President, Assistant General
70100 AXP Financial Center            Counsel and Assistant Secretary
Minneapolis, MN  55474

Barry J. Murphy                       Director
70100 AXP Financial Center
Minneapolis, MN  55474

Teresa J. Rasmussen                   Vice President and General Counsel
70100 AXP Financial Center
Minneapolis, MN  55474

Stephen W. Roszell                    Director
70100 AXP Financial Center
Minneapolis, MN  55474

Bridget Sperl                         Executive Vice President - Client
70100 AXP Financial Center            Service
Minneapolis, MN  55474

John T. Sweeney                       Director and Executive
70100 AXP Financial Center            Vice President - Finance
Minneapolis, MN  55474

Philip C. Wentzel                     Vice President and Controller
70100 AXP Financial Center
Minneapolis, MN  55474

David L. Yowan                        Vice President, Treasurer and Assistant
40 Wall Street                        Secretary
New York, NY  10004


(c)

             Name of           Net Underwriting
             Principal         Discounts and         Compensation on      Brokerage
             Underwriter       Commissions            Redemption          Commissions     Compensation

             IDS Life          $41,792,624             None                None              None
             Insurance
             Company

--------------------------------------------------------------------------------
Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 AXP Financial Center
         Minneapolis, MN  55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis, and State of Minnesota, on the 25th day of April, 2002.

         IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ
         -----------------------------------------------------------------------
                                        (Registrant)

                                              By IDS Life Insurance Company
                                                 -----------------------------
                                                          (Sponsor)

                                              By /s/ Timothy V. Bechtold*
                                                 -------------------------
                                                     Timothy V. Bechtold
                                                     President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2002.

Signature                                          Title

/s/      Gumer C. Alvero*                          Director and Executive
-------------------------------                    Vice President - Annuities
         Gumer C. Alvero

/s/      Timothy V. Bechtold*                      Director and President
-------------------------------
         Timothy V. Bechtold

/s/      Timothy S. Meehan*                        Secretary
-------------------------------
         Timothy S. Meehan

/s/      Barry J. Murphy*                          Director
-------------------------------
         Barry J. Murphy

/s/      Teresa J. Rasmussen*                      Vice President and General
-------------------------------                    Counsel
         Teresa J. Rasmussen

/s/      Stephen W. Roszell*                       Director
-------------------------------
         Stephen W. Roszell

/s/      John T. Sweeney*                          Director and Executive
-------------------------------                    Vice President - Finance
         John T. Sweeney

/s/      Philip C. Wentzel*                        Vice President and
-------------------------------                    Controller
         Philip C. Wentzel

/s/      David L. Yowan*                           Vice President, Treasurer
-------------------------------                    and Assistant Secretary
         David L. Yowan



* Signed pursuant to Power of Attorney dated April 9, 2002, filed electronically herewith.



By:  /s/  Mary Ellyn Minenko
     -----------------------------
          Mary Ellyn Minenko

CONTENTS  OF  POST-EFFECTIVE  AMENDMENT  NO. 12 TO  REGISTRATION  STATEMENT  NO.
33-47302

This Amendment is comprised of the following papers and documents:

The cover page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

         The signatures.

Exhibits.